MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.,
Depositor

UBS REAL ESTATE SECURITIES INC.,
Transferor

WELLS FARGO BANK, N.A.,
Master Servicer, Trust Administrator and Custodian

JPMORGAN CHASE BANK, N.A.,
Trustee

POOLING AND SERVICING AGREEMENT
Dated as of December 1, 2005

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2005-8

MORTGAGE PASS-THROUGH CERTIFICATES, Series 2005-8

TABLE OF CONTENTS

ARTICLE I  DEFINITIONS

11

Section 1.01

Definitions.

11

Section 1.02

Certain Calculations.

55

Section 1.03

Rights of the NIMS Insurer.

55

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS

      AND WARRANTIES

55

Section 2.01

Conveyance of Mortgage Loans.

55

Section 2.02

Acceptance by Trustee of the Mortgage Loans.

59

Section 2.03

Remedies for Breaches of Representations and Warranties.

61

Section 2.04

Representations and Warranties of the Depositor as to the Mortgage

Loans.

63

Section 2.05

Representation and Warranty of the Depositor as to the Trust.

63

Section 2.06

Execution and Delivery of Certificates.

63

Section 2.07

REMIC Matters.

64

Section 2.08

Covenants of the Master Servicer.

64

Section 2.09

Representations and Warranties of the Master Servicer.

64

Section 2.10

Representations and Warranties of the Custodian.

66

ARTICLE III  ADMINISTRATION AND MASTER SERVICING OF

      MORTGAGE LOANS

67

Section 3.01

Master Servicing of Mortgage Loans

67

Section 3.02

Monitoring of Servicers

68

Section 3.03

[Reserved].

69

Section 3.04

Rights of the Depositor and the Trustee in Respect of the Master

Servicer

69

Section 3.05

Trustee to Act as Master Servicer

69

Section 3.06

Protected Accounts.

70

Section 3.07

Collection of Mortgage Loan Payments; Collection Account;

Distribution Account

71

Section 3.08

Collection of Taxes, Assessments and Similar Items; Escrow Accounts

74

Section 3.09

Access to Certain Documentation and Information Regarding the

Mortgage Loans

74

Section 3.10

Permitted Withdrawals from the Collection Account and Distribution

Account

74

Section 3.11

Maintenance of Hazard Insurance

76

Section 3.12

Presentment of Claims and Collection of Proceeds

77

Section 3.13

Maintenance of the Primary Insurance Policies

77

Section 3.14

Realization upon Defaulted Mortgage Loans

78

Section 3.15

REO Property

78

Section 3.16

Due on Sale Clauses; Assumption Agreements

79

Section 3.17

Trustee to Cooperate; Release of Mortgage Files

79

Section 3.18

Documents, Records and Funds in Possession of the Master Servicer

and the Custodian to Be Held for the Trustee

80

Section 3.19

Master Servicing Compensation

80

Section 3.20

Access to Certain Documentation

80

Section 3.21

Annual Statement as to Compliance

81

Section 3.22

Annual Independent Public Accountants’ Servicing Statement;

Financial Statements

81

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds

82

ARTICLE IV  DISTRIBUTIONS AND SERVICING ADVANCES

82

Section 4.01

Priorities of Distribution.

82

Section 4.02

Allocation of Realized Losses.

85

Section 4.03

Distribution Date Statements to Certificateholders.

86

Section 4.04

Net WAC Rate Carryover Reserve Account.

89

Section 4.05

Supplemental Interest Trust.

90

Section 4.06

Swap Account.

90

Section 4.07

Tax Treatment of Swap Payments and Swap Termination Payments.

92

Section 4.08

Determination of LIBOR.

92

Section 4.09

Advances.

94

Section 4.10

Cap Contract.

95

ARTICLE V  THE CERTIFICATES

96

Section 5.01

The Certificates.

96

Section 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

97

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

103

Section 5.04

Persons Deemed Owners.

103

Section 5.05

Access to List of Certificateholders’ Names and Addresses.

103

Section 5.06

Maintenance of Office or Agency.

104

ARTICLE VI  THE DEPOSITOR, THE MASTER SERVICER AND THE

     CUSTODIAN

104

Section 6.01

Respective Liabilities of the Depositor, the Master Servicer and the

Custodian.

104

Section 6.02

Merger or Consolidation of the Depositor, the Master Servicer and the

Custodian.

104

Section 6.03

Limitation on Liability of the Depositor, the NIMS Insurer, the

Transferor, the Master Servicer, the Custodian and Others.

105

Section 6.04

Limitation on Resignation of Master Servicer.

105

Section 6.05

Sale and Assignment of Master Servicing Rights.

106

Section 6.06

Fees of the Custodian.

106

ARTICLE VII  DEFAULT

106

Section 7.01

Events of Default.

106

Section 7.02

Trustee to Act; Appointment of Successor.

108

Section 7.03

Notification to Certificateholders.

110

ARTICLE VIII  CONCERNING THE TRUSTEE

110

Section 8.01

Duties of Trustee.

110

Section 8.02

Certain Matters Affecting the Trustee.

111

Section 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

113

Section 8.04

Trustee May Own Certificates.

114

Section 8.05

Trustee’s Fees and Expenses.

114

Section 8.06

Eligibility Requirements for Trustee.

114

Section 8.07

Resignation and Removal of Trustee.

115

Section 8.08

Successor Trustee.

116

Section 8.09

Merger or Consolidation of Trustee.

116

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

116

ARTICLE IX  CONCERNING THE TRUST ADMINISTRATOR AND

      THE MASTER SERVICER

118

Section 9.01

Duties of Trust Administrator.

118

Section 9.02

Certain Matters Affecting the Trust Administrator.

119

Section 9.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

121

Section 9.04

Trust Administrator May Own Certificates.

121

Section 9.05

Trust Administrator’s Fees and Expenses.

121

Section 9.06

Eligibility Requirements for Trust Administrator.

122

Section 9.07

Resignation and Removal of Trust Administrator.

122

Section 9.08

Successor Trust Administrator.

124

Section 9.09

Merger or Consolidation of Trust Administrator.

124

Section 9.10

[Reserved].

125

Section 9.11

Tax Matters.

125

Section 9.12

Periodic Filings.

127

ARTICLE X  TERMINATION

129

Section 10.01

Termination upon Liquidation or Repurchase of All Mortgage Loans.

129

Section 10.02

Additional Termination Requirements.

132

ARTICLE XI  MISCELLANEOUS PROVISIONS

133

Section 11.01

Amendment.

133

Section 11.02

Recordation of Agreement; Counterparts.

135

Section 11.03

Governing Law.

135

Section 11.04

Intention of Parties.

135

Section 11.05

Notices.

136

Section 11.06

Severability of Provisions.

137

Section 11.07

Assignment.

137

Section 11.08

Limitation on Rights of Certificateholders.

137

Section 11.09

Inspection and Audit Rights.

138

Section 11.10

Certificates Nonassessable and Fully Paid.

138

Section 11.11

Third Party Rights.

138

SCHEDULES

Schedule I

Mortgage Loan Schedule

Schedule II

Representations and Warranties as to the Mortgage Loans

Schedule III

Interest Rate Swap Agreement Schedule

Schedule IV

Cap Contract Schedule

Schedule V

Class P Prepayment Charges Mortgage Loan Schedule

EXHIBITS

Exhibit A:

Form of Senior Certificate

Exhibit B:

Form of Class B Certificate

Exhibit C:

[Reserved]

Exhibit D-1:

Form of Class C Certificate

Exhibit D-2:

Form of Class P Certificate

Exhibit D-3:

Form of Class R Certificate

Exhibit E-1:

[Reserved]

Exhibit E-2:

[Reserved]

Exhibit F:

Form of Reverse of Certificates

Exhibit G:

Form of Initial Certification of Custodian

Exhibit H:

Form of Final Certification of Custodian

Exhibit I:

Transfer Affidavit

Exhibit J:

Form of Transferor Certificate

Exhibit K:

Form of Investment Letter (Non Rule 144A)

Exhibit L:

Form of Rule 144A Letter

Exhibit M:

Form of Request for Release

Exhibit N:

Form of Certification to be Provided with Form 10-K

THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2005, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., a Delaware corporation, as depositor (the “Depositor”), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as transferor (the “Transferor”), WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, “Custodian”) and JPMORGAN CHASE BANK, N.A., a banking association organized under the laws of the United States, as trustee (in such capacity, the “Trustee”).

W I T N E S S E T H  T H A T

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates.  The Trust Fund is being conveyed to the Trustee to create a trust for the benefit of the Certificateholders.  As provided herein, an election shall be made that the Trust Fund (exclusive of (i) the Interest Rate Swap Agreement, (ii) the Swap Account, (iii) the right to receive and the obligation to pay Net WAC Rate Carryover Amounts, (iv) the Net WAC Rate Carryover Reserve Account, (v) the Supplemental Interest Trust, (vi) the obligation to pay Class IO Distribution Amounts, (vii) the Cap Contract and (viii) the Cap Account (collectively, the “Excluded Trust Assets”)) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits under Section 860D of the Code (each a “REMIC” or, in the alternative the “Subsidiary REMIC,” the “Middle REMIC,” and the “Master REMIC”).  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

Each Certificate, other than the Class R Certificate, represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  In addition, each Certificate, other than the Class R, Class P, and Class C Certificates, represents (i) the right to receive payments with respect to any Net WAC Rate Carryover Amounts and (ii) the obligation to pay Class IO Distribution Amounts.  The Class R Certificate represents ownership of the sole Class of residual interest in each of the Subsidiary REMIC, the Middle REMIC, and the Master REMIC for purposes of the REMIC Provisions.

The Master REMIC shall hold as its assets the uncertificated interests in the Middle REMIC, other than the MT-R interest, and each such interest is hereby designated as a regular interest in the Middle REMIC for purposes of the REMIC Provisions.  The Middle REMIC shall hold as its assets the uncertificated interests in the Subsidiary REMIC, other than the LT-R interest, and each such interest is hereby designated as a regular interest in the Subsidiary REMIC.  The Subsidiary REMIC shall hold as its assets the property of the Trust Fund other than the interests in the Subsidiary REMIC and the Middle REMIC, and the Excluded Trust Assets.

The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Latest Possible Maturity Date.

Subsidiary REMIC:

The following table sets forth the designations, principal balances and interest rates for each interest in the Subsidiary REMIC, each of which (other than the LT-R interest) is hereby designated as a regular interest in the Subsidiary REMIC (the “Subsidiary REMIC Regular Interests”):

Class Designation	Initial Principal Balance	Interest Rate
LT-A	(4)	(1)
LT-F1	$ 10,878,482.50	(2)
LT-V1	$ 10,878,482.50	(3)
LT-F2	$ 10,623,049.00	(2)
LT-V2	$ 10,623,049.00	(3)
LT-F3	$ 12,267,381.00	(2)
LT-V3	$ 12,267,381.00	(3)
LT-F4	$ 11,580,693.50	(2)
LT-V4	$ 11,580,693.50	(3)
LT-F5	$ 10,976,201.00	(2)
LT-V5	$ 10,976,201.00	(3)
LT-F6	$ 10,439,410.00	(2)
LT-V6	$ 10,439,410.00	(3)
LT-F7	$ 9,958,425.00	(2)
LT-V7	$ 9,958,425.00	(3)
LT-F8	$ 9,523,487.00	(2)
LT-V8	$ 9,523,487.00	(3)
LT-F9	$ 9,126,602.50	(2)
LT-V9	$ 9,126,602.50	(3)
LT-F10	$ 8,761,232.50	(2)
LT-V10	$ 8,761,232.50	(3)
LT-F11	$ 8,422,037.50	(2)
LT-V11	$ 8,422,037.50	(3)
LT-F12	$ 8,104,665.00	(2)
LT-V12	$ 8,104,665.00	(3)
LT-F13	$ 7,805,575.00	(2)
LT-V13	$ 7,805,575.00	(3)
LT-F14	$ 7,521,896.00	(2)
LT-V14	$ 7,521,896.00	(3)
LT-F15	$ 7,251,306.50	(2)
LT-V15	$ 7,251,306.50	(3)
LT-F16	$ 6,991,935.50	(2)
LT-V16	$ 6,991,935.50	(3)
LT-F17	$ 6,751,056.00	(2)
LT-V17	$ 6,751,056.00	(3)
LT-F18	$ 6,530,268.50	(2)
LT-V18	$ 6,530,268.50	(3)
LT-F19	$ 6,306,708.00	(2)
LT-V19	$ 6,306,708.00	(3)
LT-F20	$ 6,067,022.50	(2)
LT-V20	$ 6,067,022.50	(3)
LT-F21	$ 5,836,384.50	(2)
LT-V21	$ 5,836,384.50	(3)
LT-F22	$ 5,613,813.00	(2)
LT-V22	$ 5,613,813.00	(3)
LT-F23	$ 5,398,552.50	(2)
LT-V23	$ 5,398,552.50	(3)
LT-F24	$ 5,189,973.50	(2)
LT-V24	$ 5,189,973.50	(3)
LT-F25	$ 4,987,589.00	(2)
LT-V25	$ 4,987,589.00	(3)
LT-F26	$ 4,791,015.00	(2)
LT-V26	$ 4,791,015.00	(3)
LT-F27	$ 4,617,116.50	(2)
LT-V27	$ 4,617,116.50	(3)
LT-F28	$ 4,426,361.00	(2)
LT-V28	$ 4,426,361.00	(3)
LT-F29	$ 4,253,417.50	(2)
LT-V29	$ 4,253,417.50	(3)
LT-F30	$ 4,084,451.00	(2)
LT-V30	$ 4,084,451.00	(3)
LT-F31	$ 3,906,627.00	(2)
LT-V31	$ 3,906,627.00	(3)
LT-F32	$ 3,733,002.50	(2)
LT-V32	$ 3,733,002.50	(3)
LT-F33	$ 3,590,452.50	(2)
LT-V33	$ 3,590,452.50	(3)
LT-F34	$ 3,422,126.00	(2)
LT-V34	$ 3,422,126.00	(3)
LT-F35	$ 3,261,007.00	(2)
LT-V35	$ 3,261,007.00	(3)
LT-F36	$ 3,106,563.00	(2)
LT-V36	$ 3,106,563.00	(3)
LT-F37	$ 2,958,351.50	(2)
LT-V37	$ 2,958,351.50	(3)
LT-F38	$ 2,816,004.50	(2)
LT-V38	$ 2,816,004.50	(3)
LT-F39	$ 2,679,208.50	(2)
LT-V39	$ 2,679,208.50	(3)
LT-F40	$ 2,547,710.50	(2)
LT-V40	$ 2,547,710.50	(3)
LT-F41	$ 2,421,282.00	(2)
LT-V41	$ 2,421,282.00	(3)
LT-F42	$ 2,299,729.00	(2)
LT-V42	$ 2,299,729.00	(3)
LT-F43	$ 2,182,883.50	(2)
LT-V43	$ 2,182,883.50	(3)
LT-F44	$ 2,070,594.50	(2)
LT-V44	$ 2,070,594.50	(3)
LT-F45	$ 1,962,725.50	(2)
LT-V45	$ 1,962,725.50	(3)
LT-F46	$ 1,859,152.50	(2)
LT-V46	$ 1,859,152.50	(3)
LT-F47	$ 1,759,758.00	(2)
LT-V47	$ 1,759,758.00	(3)
LT-F48	$ 1,666,702.50	(2)
LT-V48	$ 1,666,702.50	(3)
LT-F49	$ 1,574,704.00	(2)
LT-V49	$ 1,574,704.00	(3)
LT-F50	$ 1,489,280.00	(2)
LT-V50	$ 1,489,280.00	(3)
LT-F51	$ 1,404,422.00	(2)
LT-V51	$ 1,404,422.00	(3)
LT-F52	$ 1,330,662.00	(2)
LT-V52	$ 1,330,662.00	(3)
LT-F53	$ 1,258,745.00	(2)
LT-V53	$ 1,258,745.00	(3)
LT-F54	$ 1,189,075.00	(2)
LT-V54	$ 1,189,075.00	(3)
LT-F55	$ 1,114,979.50	(2)
LT-V55	$ 1,114,979.50	(3)
LT-F56	$ 1,044,126.50	(2)
LT-V56	$ 1,044,126.50	(3)
LT-F57	$ 980,448.00	(2)
LT-V57	$ 980,448.00	(3)
LT-F58	$ 920,195.50	(2)
LT-V58	$ 920,195.50	(3)
LT-F59	$ 1,079,254.50	(2)
LT-V59	$ 1,079,254.50	(3)
LT-F60	$ 10,529,532.00	(2)
LT-V60	$ 10,529,532.00	(3)
LT-R	(5)	(5)

(1)

For any Distribution Date (and the related Accrual Period) the interest rate for the Class LT-A Interest shall be the weighted average of the Net Mortgage Rates of the Mortgage Loans  as of the first day of the preceding calendar month (the “Subsidiary REMIC Net WAC”).

(2)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these interests shall be the lesser of (i) the REMIC Swap Rate for such Distribution Date, and (ii) the product of (a) the Subsidiary REMIC Net WAC and (b) 2.

(3)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these Lower Tier Interests shall be the excess, if any, of (i) the product of (a) the Subsidiary REMIC Net WAC and (b) 2, over (ii) the REMIC Swap Rate for such Distribution Date.

(4)

The initial principal balance of this Subsidiary REMIC interest shall equal the excess of (i) the Pool Balance as of the Cut-off Date over (ii) the aggregate of the initial principal balances of each remaining Subsidiary REMIC interest.

(5)

The LT-R interest shall not have a principal amount and shall not bear interest.  The LT-R interest is hereby designated as the sole class of residual interest in the Subsidiary REMIC.

On each Distribution Date, the Trust Administrator shall first pay or charge as an expense of  the Subsidiary REMIC all expenses of the Trust Fund for such Distribution Date, other than any Net Swap Payment or Swap Termination Payment.

On each Distribution Date the Trust Administrator shall distribute the aggregate Interest Remittance Amount for the Mortgage Pool (net of expenses described in the preceding paragraph)  with respect to each of the interests in the Subsidiary REMIC based on the above-described interest rates.

On each Distribution Date, the Trust Administrator shall distribute the aggregate Principal Distribution Amount for each Loan Group with respect to the interests in the Subsidiary REMIC, first to the Class LT-A Interest, until its principal balance is reduced to zero, and then sequentially, to the other interests in the Subsidiary REMIC in ascending order of their numerical class designation, and, with respect to each pair of classes having the same numerical designation, in equal amounts to each such class, until the principal balance of each such class is reduced to zero.  All losses on the Mortgage Loans shall be allocated among the interests in the Subsidiary REMIC in the same manner that principal distributions are allocated.

On each Distribution Date, the Trust Administrator shall distribute the Class P Prepayment Charges collected during the preceding Prepayment Period, in the case of Principal Prepayments in full, or during the related Prepayment Period, in the case of Principal Prepayments in part, to the Class LT-F60 and Class LT-V60 Subsidiary REMIC Regular Interests, respectively.

Middle REMIC:

The following table sets forth the designations, principal balances and interest rates for each interest in the Middle REMIC, each of which (other than the Class MT-R interest) is hereby designated as a regular interest in the Middle REMIC (the “Middle REMIC Regular Interests”):

Middle REMIC Interest Class Designation	Middle REMIC Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
Class MT-1A1	(1)	$ 35,993,500.00	1-A-1
Class MT-1A2	(1)	$ 3,999,500.00	1-A-2
Class MT-2A1	(1)	$ 212,797,000.00	2-A-1
Class MT-2A2	(1)	$ 23,644,000.00	2-A-2
Class MT-3A1	(1)	$ 76,195,000.00	3-A-1
Class MT-3A2	(1)	$ 9,283,000.00	3-A-2
Class MT-B1	(1)	$ 6,868,000.00	B-1
Class MT-B2	(1)	$ 1,908,000.00	B-2
Class MT-B3	(1)	$ 3,243,500.00	B-3
Class MT-B4	(1)	$ 2,480,000.00	B-4
Class MT-B5	(1)	$ 1,335,500.00	B-5
Class MT-B6	(1)	$ 1,908,000.00	B-6
Class MT-Q	(1)	(2)	N/A
Class MT-IO	(3)	(3)	N/A
Class MT-R	(4)	(4)	R

___________________________

(1)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these interests in the Middle REMIC is a per annum rate equal to the weighted average of the interest rates on the interests in the Subsidiary REMIC for such Distribution Date, provided, however, that for any Distribution Date on which the Class MT-IO Interest is entitled to a portion of the interest accruals on an interest in the Subsidiary REMIC having an “F” in its class designation, as described in footnote (3) below, such weighted average shall be computed by first subjecting the rate on such interest to a cap equal to the product of (a) 2 and (b) Swap LIBOR for such Distribution Date.

(2)

The initial class principal amount of this Middle REMIC interest shall equal the excess of (i) the Pool Balance as of the Cut-off Date over (ii) the aggregate of the initial class principal amounts of each remaining Middle REMIC interest.

(3)

The Class MT-IO is an interest only class that does not have a principal balance.  For only those Distribution Dates listed in the first column in the table below, the Class MT-IO shall be entitled to interest accrued on the Subsidiary REMIC Regular Interests listed in the second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for such Subsidiary REMIC Regular Interests for such Distribution Date over (ii) the product of (a) 2 and (b) Swap LIBOR for such Distribution Date.

Distribution Dates	REMIC 1 Class Designation
1	Class MT-F1
1-2	Class MT-F2
1-3	Class MT-F3
1-4	Class MT-F4
1-5	Class MT-F5
1-6	Class MT-F6
1-7	Class MT-F7
1-8	Class MT-F8
1-9	Class MT-F9
1-10	Class MT-F10
1-11	Class MT-F11
1-12	Class MT-F12
1-13	Class MT-F13
1-14	Class MT-F14
1-15	Class MT-F15
1-16	Class MT-F16
1-17	Class MT-F17
1-18	Class MT-F18
1-19	Class MT-F19
1-20	Class MT-F20
1-21	Class MT-F21
1-22	Class MT-F22
1-23	Class MT-F23
1-24	Class MT-F24
1-25	Class MT-F25
1-26	Class MT-F26
1-27	Class MT-F27
1-28	Class MT-F28
1-29	Class MT-F29
1-30	Class MT-F30
1-31	Class MT-F31
1-32	Class MT-F32
1-33	Class MT-F33
1-34	Class MT-F34
1-35	Class MT-F35
1-36	Class MT-F36
1-37	Class MT-F37
1-38	Class MT-F38
1-39	Class MT-F39
1-40	Class MT-F40
1-41	Class MT-F41
1-42	Class MT-F42
1-43	Class MT-F43
1-44	Class MT-F44
1-45	Class MT-F45
1-46	Class MT-F46
1-47	Class MT-F47
1-48	Class MT-F48
1-49	Class MT-F49
1-50	Class MT-F50
1-51	Class MT-F51
1-52	Class MT-F52
1-53	Class MT-F53
1-54	Class MT-F54
1-55	Class MT-F55
1-56	Class MT-F56
1-57	Class MT-F57
1-58	Class MT-F58
1-59	Class MT-F59
1-60	Class MT-F60

(4)

The Class MT-R interest is the sole class of residual interests in the Middle REMIC.  It does not have an interest rate or a principal balance.

On each Distribution Date, interest shall be distributed on the interests in the Middle REMIC based on the above-described interest rates, provided, however, that interest that accrues on the Class MT-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Overcollateralization Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class MT-Q Interest.  An amount equal to the interest so deferred shall be distributed as additional principal on the other interests in the Middle REMIC having a principal balance in the manner described under priority (a) below.

On each Distribution Date principal shall be distributed, and Realized Losses shall be allocated, among the interests in the Middle REMIC in the following order of priority:

(a) First, to the Class MT-1A1, Class MT-1A2, Class MT-2A1, Class MT-2A2, Class MT-3A1, Class MT-3A2, Class MT-B1, Class MT-B2, Class MT-B3, Class MT-B4, Class MT-B5 and Class MT-B6 Interests until the principal balance of each such interest equals one-half of the Class Principal Balance of the Corresponding Class of Certificates immediately after such Distribution Date; and

(b) Second, to the Class MT-Q Interests, any remaining amounts.

On each Distribution Date, the Trust Administrator shall be deemed to have distributed the Class P Prepayment Charges passed through with respect to the Class LT-F60 and Class LT-V60 interests in the Subsidiary REMIC on such Distribution Date to the Class MT-Q Interest.

Master REMIC

As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Middle REMIC Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as the “Master REMIC.”  The Master REMIC shall also issue the Class R-III Interest, which shall evidence the sole class of “residual interests” in the Master REMIC for purposes of the REMIC Provisions under federal income tax law.  The following table irrevocably sets forth the designation, the Pass-Through Rate, and the initial aggregate Certificate Principal Balance for the indicated Class of Certificates.

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance	Latest Possible Maturity Date(1)
Class 1-A-1	Variable(2)	$71,987,000	December 25, 2035
Class 1-A-2	Variable(2)	$7,999,000	December 25, 2035
Class 2-A-1	Variable(2)	$425,594,000	December 25, 2035
Class 2-A-2	Variable(2)	$47,288,000	December 25, 2035
Class 3-A-1	Variable(3)	$152,390,000	December 25, 2035
Class 3-A-2	Variable(3)	$18,566,000	December 25, 2035
Class B-1	Variable(2)	$13,736,000	December 25, 2035
Class B-2	Variable(2)	$3,816,000	December 25, 2035
Class B-3	Variable(2)	$6,487,000	December 25, 2035
Class B-4	Variable(2)	$4,960,000	December 25, 2035
Class B-5	Variable(2)	$2,671,000	December 25, 2035
Class B-6	Variable(2)	$3,816,000	December 25, 2035
Class C	Variable(4)	$3,815,058	December 25, 2035
Class P	N/A(5)	100.00	December 25, 2035

_______________

(1)

For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Latest Possible Maturity Date has been designated as the “latest possible maturity date” for each Class of Certificates.

(2)

The Pass-Through Rate on any Distribution Date with respect to the Senior Certificates (other than the Class 3-A-1 and Class 3-A-2 Certificates) and Subordinate Certificates is the lesser of (a) the related Formula Rate and (b) the related Net WAC Rate for such Distribution Date.  For purposes of the REMIC Provisions, the reference to “related Net WAC Rate” in the definition of “Pass-Through Rate” shall be deemed to be a reference to the REMIC Net Funds Cap; therefore: on any Distribution Date on which the Pass-Through Rate for a Class of Certificates exceeds the REMIC Net Funds Cap, interest accruals based on such excess shall be treated as having been paid from the Net WAC Rate Carryover Reserve Account or the Supplemental Interest Trust, as applicable; on any Distribution Date on which the Pass-Through Rate on a Class of Certificates is based on the related Net WAC Rate, the amount of interest that would have accrued on such Class of  Certificates if the REMIC Net Funds Cap were substituted for the related Net WAC Rate shall be treated as having been paid by Certificateholders of such Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section 4.06(d) hereof.

(3)

The Pass-Through Rate with respect to the Class 3-A-1 and Class 3-A-2 Certificates (a) on any Distribution Date prior to and including the 118th Distribution Date, is the lesser of (i) 6.000% per annum and (ii) the related Net WAC Rate and (b) on each Distribution Date after the 118th Distribution Date, is the lesser of (i) the related Formula Rate and (b) the related Net WAC Rate for such Distribution Date.  For purposes of the REMIC Provisions, the reference to “related Net WAC Rate” in the definition of “Pass-Through Rate” shall be deemed to be a reference to the REMIC Net Funds Cap. Therefore, on any Distribution Date on which the Pass-Through Rate for a Class of Certificates exceeds the REMIC Net Funds Cap, interest accruals based on such excess shall be treated as having been paid from the Net WAC Rate Carryover Reserve Account or the Supplemental Interest Trust, as applicable and on any Distribution Date on which the Pass-Through Rate on a Class of Certificates is based on the related Net WAC Rate, the amount of interest that would have accrued on such Class of  Certificates if the REMIC Net Funds Cap were substituted for the related Net WAC Rate shall be treated as having been paid by Certificateholders of such Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section 4.06(d) hereof.

(4)

The Class C Certificate shall represent beneficial ownership of a regular interest in the Master REMIC (the “Class C Interest”).  The Class C Interest will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class C Interest outstanding from time to time. For purposes of the REMIC Provisions, Class C Interest shall have an initial principal balance of $3,815,058.62, and the right to receive distributions of such amount represents a regular interest in the Master REMIC.  The Class C Interest shall also comprise two notional components, each of which represents a regular interest in the Master REMIC.  The first such component has a notional balance that will at all times equal the aggregate of the Class Principal Amounts of the Middle REMIC Regular Interests, and, for each Distribution Date (and the related Accrual Period) this notional component shall bear interest at a per annum rate equal to the excess, if any, of (i) the weighted average of the interest rates on the Middle REMIC Regular Interests (other than any interest-only regular interest), over (ii) the Adjusted WAC.  The second notional component represents the right to receive all distributions in respect of the Class MT-IO Interest in the Middle REMIC (the “Class IO Interest”).  In addition, for purposes of the REMIC Provisions, the Class C Certificate shall represent beneficial ownership of (i) the Net WAC Rate Carryover Reserve Account; (ii) the Supplemental Interest Trust, including the Swap Agreement and Swap Account; (iii) the Cap Account, and (iv) an interest in the notional principal contracts described in Section 4.06(d) hereof.

(5)

The Class P Certificates will not accrue interest.  The Class P Certificates shall be entitled to Class P Prepayment Charges collected.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee agree as follows:

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates

All Classes of Offered Certificates other than the Physical Certificates.

Delay Certificates

The Class 3-A-1, Class 3-A-2 and Class C Certificates.

ERISA-Restricted Certificates

The Private Certificates, the Residual Certificates and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

ERISA-Restricted Swap

Certificates

The Senior Certificates and the Offered Subordinate Certificates.

No Delay Certificates

The Certificates other than the Delay Certificates.

Group 1 Certificates

The Class 1-A-1 and Class 1-A-2 Certificates.

Group 2 Certificates

The Class 2-A-1 and Class 2-A-2 Certificates.

Group 3 Certificates

The Class 3-A-1 and Class 3-A-2 Certificates.

Offered Certificates

The Class A, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Subordinate Certificates

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Offered Subordinate Certificates

The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Physical Certificates

The Private Certificates and the Residual Certificates.

Private Certificates

The Class B-6, Class P and Class C Certificates.

Rating Agencies

Moody’s, S&P and DBRS.

Regular Certificates

All Classes of Certificates, other than the Residual Certificates.

Residual Certificates

The Class R Certificates.

Senior Certificates

The Group 1, Group 2 and Group 3 Certificates.

Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Account Property:  All amounts and investments held from time to time in a Securities Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise), and all proceeds of the foregoing.

Accrual Period: With respect to the No Delay Certificates and for a given Distribution Date, will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.  With respect to the Delay Certificates and the Subsidiary and Middle REMIC Regular Interests and each Distribution Date, the calendar month prior to the month of such Distribution Date.

Adjusted WAC:  For any Distribution Date (and the related Accrual Period), an amount equal to (i) two, multiplied by (ii) the weighted average of the interest rates for such Distribution Date for the Class MT-1A1, Class MT-1A2, Class MT-2A1, Class MT-2A2, Class MT-3A1, Class MT-3A2, Class MT-B1, Class MT-B2, Class MT-B3, Class MT-B4, Class MT-B5, Class MT-B6 and Class MT-Q Interests, weighted in proportion to their Class Principal Amounts as of the beginning of the related Accrual Period and computed by subjecting the rate on the Class MT-Q Interest to a cap of 0.00%, and by subjecting the rate on each remaining such Middle REMIC Regular Interest to a cap that corresponds to the Pass-Through Rate (determined by substituting the REMIC Net Funds Cap for the Net WAC Rate) for the Corresponding Class of Certificates, provided, however, that for each Class of LIBOR Certificates, the Pass-Through Rate shall be multiplied by an amount equal to (a) the actual number of days in the Accrual Period, divided by (b) 30.

Adjustment Date:  As to each Mortgage Loan, the date on which the Mortgage Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Advance:  An advance of principal or interest required to be made by the applicable Servicer pursuant to the related Servicing Agreement or required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.09.

Affiliate:  When used with reference to a specified Person, another Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

AHM:  American Home Mortgage Servicing, Inc., and its successors and assigns, in its capacity as Servicer of the AHM Mortgage Loans.

AHM Mortgage Loans:  The Mortgage Loans for which AHM is listed as “Servicer” on the Mortgage Loan Schedule.

AHM Servicing Agreement:  Solely with respect to the AHM Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, between the Transferor, as purchaser, and AHM, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the AHM Mortgage Loans.

Allocated Realized Loss Amount:   With respect to any Distribution Date and any Class of Certificates, (i) the sum of (a) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (b) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining undistributed from the previous Distribution Date reduced by (ii) the amount of any Subsequent Recoveries added to the Certificate Principal Balance of such Class of Certificates.

Amount Held for Future Distribution:  As to any related Distribution Date and any Mortgage Loan, the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date with respect to such Mortgage Loan at the close of business on the related Servicer Remittance Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Insurance Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan as modified by an updated appraisal.

Assignment:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment Agreements:  The following Assignment, Assumption and Recognition Agreements, each dated as of December 29, 2005, whereby certain Servicing Agreements solely with respect to the related Mortgage Loans were assigned to the Depositor for the benefit of the Certificateholders:

(a)

The Assignment, Assumption and Recognition Agreement among AHM, as company, the Transferor and the Depositor;

(b)

The Assignment, Assumption and Recognition Agreement among Countrywide, as company, the Transferor and the Depositor;

(c)

The Assignment, Assumption and Recognition Agreement among Downey, as company, the Transferor and the Depositor;

(d)

The Assignment, Assumption and Recognition Agreement among First Horizon, as company, the Transferor and the Depositor;

(e)

The Assignment, Assumption and Recognition Agreement among GMACM, as company, the Transferor and the Depositor;

(f)

The Assignment, Assumption and Recognition Agreement among IndyMac, as company, the Transferor and the Depositor;

(g)

The Assignment, Assumption and Recognition Agreement among National City, as company, the Transferor and the Depositor;

(h)

The Assignment, Assumption and Recognition Agreement among Navy Federal, as company, the Transferor and the Depositor;

(i)

The Assignment, Assumption and Recognition Agreement among Nexstar, as company, the Transferor and the Depositor;

(j)

The Assignment, Assumption and Recognition Agreement among PrimeWest, as company, the Transferor and the Depositor;

(k)

The Assignment, Assumption and Recognition Agreement among PHH, as company, the Transferor and the Depositor;

(l)

The Assignment, Assumption and Recognition Agreement among SunTrust, as company, the Transferor and the Depositor; and

(m)

The Assignment, Assumption and Recognition Agreement among Wells Fargo, as company, the Transferor and the Depositor.

Assignment of Proprietary Lease:  With respect to a Cooperative Mortgage Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Mortgage Loan.

Available Funds: With respect to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the related Scheduled Payments due on the related Due Date, received or advanced on the Mortgage Loans on or prior to the related Determination Date, (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Prepayment Interest Excess, Subsequent Recoveries, proceeds from repurchases of and substitutions for such Mortgage Loans and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, (c) the aggregate of any amounts received in respect of a related REO Property and withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date and (d) on the Distribution Date on which the trust is to be terminated in accordance with Section 10.01 of this Agreement pursuant to an Optional Termination, the Termination Price over (ii) the sum of (a) amounts reimbursable or payable to the Servicers, the Master Servicer, the NIMS Insurer, the Transferor, the Depositor, the Custodian and the Trust Administrator pursuant to this Agreement, including without limitation, under Section 3.10(a) or Section 6.03, (b) amounts payable pursuant to Section 3.10(b)(i) through 3.10(b)(iii), (c) amounts deposited in the Collection Account or the Distribution Account pursuant to clauses (a) through (c) of clause (i) above, as the case may be, in error, (d) any indemnification amounts owed to the Trustee or the Trust Administrator payable from the Distribution Account pursuant to Section 8.05 or 9.05, respectively, (e) any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event) and (f) any Amounts Held for Future Distribution.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Base Calculation Amount: The amount set forth with respect to each Distribution Date on Schedule III.

Basic Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the aggregate Certificate Principal Balance of the Senior Certificates and the Subordinate Certificates immediately prior to such Distribution Date and (b) the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Target Release Amount, if any, for such Distribution Date.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, Minnesota, Maryland, or any city in which the Corporate Trust Office of the Trustee or Trust Administrator is located are authorized or obligated by law or executive order to be closed.

Cap Account: A segregated trust account established and maintained by the Trust Administrator pursuant to Section 4.10 of this agreement in which payments received from the Cap Provider will be deposited.

Cap Contract: The cap contract between the Trust Administrator on behalf of the Trust Fund and the counterparty thereunder relating to the Certificates in the form attached hereto as Schedule IV.

Cap Provider:  UBS AG, London Branch.

Certificate:  Any one of the Certificates executed by the Trust Administrator on behalf of the Trust and authenticated by the Trust Administrator in substantially the forms attached hereto as Exhibits A through F.

Certificate Factor: With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to at least six places, the numerator of which is the aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class C Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (or the Notional Amount, in the case of the Class C Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class C Certificates) of such Class of Certificates as of the Closing Date.

Certificate Group:  The Group 1 Certificates, Group 2 Certificates and  Group 3 Certificates, as applicable.

Certificate Margin:  The certificate margin with respect to each class of Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates will be as set forth below.

	Margin
Class	(1)	(2)
1-A-1	0.250%	0.500%
1-A-2	0.370%	0.740%
2-A-1	0.290%	0.580%
2-A-2	0.390%	0.780%
B-1	0.480%	0.720%
B-2	0.520%	0.780%
B-3	0.830%	1.245%
B-4	2.750%	4.125%
B-5	2.750%	4.125%
B-6	2.750%	4.125%

(1)

For each Distribution Date through and including the Optional Termination Date.

(2)

For each Distribution Date after the Optional Termination Date.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

Certificate Principal Balance: With respect to each Senior Certificate or Subordinate Certificates as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.01(e), minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class C Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balance of the Middle REMIC Regular Interests over (B) the then aggregate Certificate Principal Balance of the Senior Certificates and the Subordinate Certificates then outstanding.

Certificate Register:  The register maintained pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Master Servicer or the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.  The Trust Administrator is entitled to rely conclusively on a certification of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, in determining which Certificates are registered in the name of an affiliate of the Master Servicer or the Depositor.

Certification:  As specified in Section 9.12(d).

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class C Certificate: Any one of the Class C Certificates executed, authenticated and delivered by the Trust Administrator, substantially in the form annexed hereto as Exhibit D-1 and evidencing (i) a regular interest in the Master REMIC and (ii) the rights and obligations described in footnote (4) to the table entitled “Master REMIC” in the Preliminary Statement.

Class C Interest: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Holders of the Class C Certificates, evidencing a Regular Interest in the Master REMIC for purposes of the REMIC Provisions.

Class IO Distribution Amount:  As defined in Section 4.06 hereof.  For purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Swap Administrator on such Distribution Date in excess of the amount payable on the Class IO Interest on such Distribution Date, all as further provided in Section 4.06 hereof.

Class B-1 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.30% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class B-2 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.30% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class B-3 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class B-4 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 97.30% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class B-5 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class B-6 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date) and (vii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Class P Certificate: Any one of the Class P Certificates executed, authenticated and delivered by the Trust Administrator, substantially in the form annexed hereto as Exhibit D-2.

Class P Prepayment Charges:  Any prepayment premium, penalty or charge to which the Trust is entitled with respect to the Mortgage Loans identified on Schedule V attached hereto.

Class Principal Balance:  With respect to any Class of Certificates and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

Clearstream: Clearstream Banking Luxembourg, formerly known as Cedelbank SA.

Closing Date:  December 29, 2005.

Code:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Account:  The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.07 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated “Wells Fargo Bank, N.A., for the benefit of JPMorgan Chase Bank, N.A., in trust for the registered Holders of MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8.”  The Collection Account may be deemed to be a sub-account of the Distribution Account.

Compensating Interest:  With respect to any Distribution Date and any Servicer, the amount required to be paid by such Servicer under the related Servicing Agreement in connection with Prepayment Interest Shortfalls that occur on Mortgage Loans serviced by such Servicer for the related Distribution Date.  If any Servicer fails to make its required Compensating Interest payment on any Distribution Date, the Master Servicer will be required to make such Compensating Interest payment to the same extent that such Servicer is required to make such Compensating Interest payment.

Cooperative Corporation: With respect to any Cooperative Mortgage Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search:  A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Mortgage Loan:  A Mortgage Loan that is secured by a second lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property:  With respect to any Cooperative Mortgage Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares:  With respect to any Cooperative Mortgage Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit:  With respect to any Cooperative Mortgage Loan, a specific unit in a Cooperative Property.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention: Worldwide Securities Services/Global Debt—MASTR Adjustable Rate Mortgages Trust 2005-8, which is the address to which appropriate notices to and correspondence with the Trustee should be directed

With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located for certificate transfer purposes at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—MARM 2005-8, and for all other purposes at 9062 Old Annapolis Road, Columbia Maryland 21045, Attention: Corporate Trust Services—MARM 2005-8.

Corresponding Class:  With respect to any interest in the Middle REMIC, the Corresponding Class of Certificates identified in the table for the Middle REMIC in the Preliminary Statement.

Countrywide:  Countrywide Home Loans Servicing LP, and its successors and assigns, in its capacity as Servicer of the Countrywide Mortgage Loans.

Countrywide Mortgage Loans:  The Mortgage Loans for which Countywide is listed as “Servicer” on the Mortgage Loan.

Countrywide Servicing Agreement:  Solely with respect to the Countrywide Mortgage Loans, the Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001, between the Transferor, as purchaser, and Countrywide, as seller and servicer, as amended by Amendment No. One, dated as of November 15, 2002, as further amended by Amendment No. Two, dated as of August 1, 2003, as further amended by Amendment No. Three, dated as of November 1, 2003, as further amended by Amendment No. Four, dated as of June 22, 2004, as further amended by Amendment No. Five, dated as of November 11, 2004, and as the same may be amended from time to time and any assignments and conveyances related to the Countrywide Mortgage Loans.

Covered Mortgage Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Credit Enhancement Percentage: For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balances of the Subordinate Certificates and the Class C Certificates, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date.

Custodian:  Wells Fargo, in its capacity as custodian hereunder.

Cut-off Date:  December 1, 2005.

Cut-off Date Principal Balance:  The aggregate Principal Balance of the Mortgage Loans as of the close of business on the Cut-off Date, which amount is equal to $763,125,159.

DBRS:  Dominion Bond Rating Service, Inc., or any successor thereto.  If DBRS is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to DBRS shall be Dominion Bond Rating Service, Inc., 55 Broadway, New York, New York 10006, Attention: MARM 2005-8, or such other address as DBRS may hereafter furnish to each other party to this Agreement.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate representing a Book-Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  Any Mortgage Loan that is replaced or required to be replaced pursuant to Section 2.02 or 2.03.

Delinquent: With respect to any Mortgage Loan, means that any monthly payment with respect to such Mortgage Loan that is due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is “30 days Delinquent” if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent,” etc.

Delinquency Percentage: As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Mortgage Asset Securitization Transactions, Inc., a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects Book-Entry transfers and pledges of securities deposited with the Depository.

Determination Date:  As defined in the applicable Servicing Agreement.

Distribution Account:  The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.07 in the name of the Trust Administrator for the benefit of the Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered Holders of MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8.”  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  As to any Distribution Date, one Business Day prior to such Distribution Date.

Distribution Date:  The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in January 2006.

Distribution Date Statement:  The statement delivered to the Certificateholders pursuant to Section 4.03.

Downey:  Downey Savings and Loan Association, F.A., and its successors and assigns, in its capacity as Servicer of the Downey Mortgage Loans.

Downey Mortgage Loans:  The Mortgage Loans for which Downey is listed as “Servicer” on the Mortgage Loan Schedule.

Downey Servicing Agreement:  Solely with respect to the Downey Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor, as purchaser, and Downey, as seller and as servicer, and as the same may be amended from time to time, and any assignments and conveyances related to the Downey Mortgage Loans.

Downgrade Provisions: Provisions of the Interest Rate Swap Agreement which are triggered if the short-term or long-term credit ratings of the Swap Provider fall below certain levels specified in the Interest Rate Swap Agreement.

DTC: The Depository Trust Company.

Due Date: With respect to each Mortgage Loan, the date on which the Scheduled Payment is due each month.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each of S&P and Moody’s at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trust Administrator and NIMS Insurer, the Trust Administrator and NIMS Insurer have a claim with respect to the funds in such account that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained (provided that the ratings of the Rating Agencies with respect to the Certificates shall not be downgraded or withdrawn) or (iii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or (iv) a trust account or accounts maintained with the Bank of the West. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained by the Trust Administrator.

Eligible Substitute Mortgage Loan:  With respect to a Mortgage Loan substituted by the Transferor for a Deleted Mortgage Loan, a Mortgage Loan which must, on the date of such substitution, (i) have a Principal Balance, (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 10% less than the Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.03 hereof; (vi) be the same credit grade category as the Deleted Mortgage Loan; (vii) have the same prepayment penalty term; and (viii) not be a Cooperative Mortgage Loan unless the Deleted Mortgage Loan was a Cooperative Mortgage Loan.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

ERISA-Restricted Swap Certificate:  As specified in the Preliminary Statement.

Euroclear: The Euroclear System.

Events of Default: Under the Interest Rate Swap Agreement (each a Swap Default), among others, the following standard events of default under the ISDA Master Agreement:

·

Failure to Pay or Deliver,

·

“Bankruptcy” (as amended in the Interest Rate Swap Agreement) and

·

“Merger without Assumption” (but only with respect to the Swap Provider), as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

Excess Cap Amount:  As defined in Section 4.10 hereof.

Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, exceeds (i) the Principal Balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time.

Fannie Mae:  Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Certification:  With respect to the Custodian, the certification required to be delivered by the Custodian not later than 90 days after the Closing Date to the Depositor, the Trustee and the Transferor in the form annexed hereto as Exhibit H pursuant to Section 2.02 of this Agreement.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

First Horizon:  First Horizon Home Loan Corporation, and its successors and assigns, in its capacity as Servicer of the First Horizon Mortgage Loans to the Transferor.

First Horizon Mortgage Loans:  The Mortgage Loans for which First Horizon is listed as “Servicer” on the Mortgage Loan Schedule.

First Horizon Servicing Agreement:  Solely with respect to the First Horizon Mortgage Loans, the Amended and Restated Master Loan Purchase and Servicing Agreement dated as of April 1, 2004, between the Transferor, as purchaser, First Horizon, as seller, and First Tennessee Mortgage Services, Inc., as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the First Horizon Mortgage Loans.

Fixed Swap Payment: With respect to any Distribution Date, a fixed amount equal to the related amount set forth on Schedule III attached hereto.

Floating Swap Payment: With respect to any Distribution Date, a floating amount equal to the product of (i) LIBOR (as determined pursuant to the Interest Rate Swap Agreement for such Distribution Date), (ii) the related Base Calculation Amount (as set forth on Schedule III attached hereto), (iii) 100 and (iv) a fraction, the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from and including the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

Formula Rate:  For any Distribution Date and any Class of Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates, LIBOR plus the related Certificate Margin for the related LIBOR Determination Date.  For any Distribution Date and the Group 3 Certificates, One-Year LIBOR plus 1.750%.

Freddie Mac:  Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

GMACM:  GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns, in its capacity as Servicer of the GMACM Mortgage Loans.

GMACM Mortgage Loans:  The Mortgage Loans for which GMACM is listed as “Servicer” on the Mortgage Loan Schedule.

GMACM Servicing Agreement:  Solely with respect to the GMACM Mortgage Loans, the Servicing Agreement, dated as of November 1, 2001, between the Transferor and GMACM, as the same may be amended from time to time, and any assignments and conveyances related to the GMACM Mortgage Loans.

Group:  With respect to the Certificates, the related Certificate Group and with respect to the Mortgage Loans, the related Loan Group.

Group 1 Certificates:  As specified in the Preliminary Statement.

Group 1 Loans:  Those Loans identified on the Mortgage Loan Schedule as Group 1 Loans.

Group 1 Principal Distribution Amount:  With respect to any Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 1 Certificates and (ii) the Group 1 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 2 Certificates is reduced to zero, the Group 2 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 2 Certificates to zero will be applied to increase the Group 1 Principal Distribution Amount (so long as any class of  Group 1 Certificates is outstanding) and the Group 3 Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 3 Certificates is reduced to zero, the Group 3 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 3 Certificates to zero will be applied to increase the Group 1 Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding) and the Group 2 Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 1 Principal Distribution Amount shall equal the Principal Distribution Amount available for distribution to the Senior Certificates.

Group 1 Principal Distribution Percentage:  With respect to any Distribution Date, means a fraction expressed as a percentage, the numerator of which is the amount of the Principal Remittance Amount received with respect to Group 1 Loans, and the denominator of which is the amount of the Principal Remittance Amount received from all of the Loans.

Group 1 Senior Principal Distribution Amount:  With respect to any Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 1 Certificates and (ii) the Group 1 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 2 Certificates is reduced to zero, the Group 2 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 2 Certificates to zero will be applied to increase the Group 1 Senior Principal Distribution Amount (so long as any class of  Group 1 Certificates is outstanding) and the Group 3 Senior Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 3 Certificates is reduced to zero, the Group 3 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 3 Certificates to zero will be applied to increase the Group 1 Senior Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding) and the Group 2 Senior Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 1 Senior Principal Distribution Amount shall equal the Senior Principal Distribution Amount available for distribution to the Senior Certificates.

Group 2 Certificates:  As specified in the Preliminary Statement.

Group 2 Loans:  Those Loans identified on the Mortgage Loan Schedule as Group 2 Loans.

Group 2 Principal Distribution Amount:  With respect to any Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 2 Certificates and (ii) the Group 2 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 1 Certificates is reduced to zero, the Group 1 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 1 Certificates to zero will be applied to increase the Group 2 Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding) and the Group 3 Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 3 Certificates is reduced to zero, the Group 3 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 3 Certificates to zero will be applied to increase the Group 1 Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding) and the Group 2 Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 2 Principal Distribution Amount shall equal the Principal Distribution Amount available for distribution to the Senior Certificates.

Group 2 Principal Distribution Percentage:  With respect to any Distribution Date, means a fraction expressed as a percentage, the numerator of which is the amount of the Principal Remittance Amount received with respect to Group 2 Loans, and the denominator of which is the amount of the Principal Remittance Amount received from all of the Loans.

Group 2 Senior Principal Distribution Amount:  With respect to any Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 2 Certificates and (ii) the Group 2 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 1 Certificates is reduced to zero, the Group 1 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 1 Certificates to zero will be applied to increase the Group 2 Senior Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding) and the Group 3 Senior Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 3 Certificates is reduced to zero, the Group 3 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 3 Certificates to zero will be applied to increase the Group 1 Senior Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding) and the Group 2 Senior Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 2 Senior Principal Distribution Amount shall equal the Senior Principal Distribution Amount available for distribution to the Senior Certificates.

Group 3 Certificates:  As specified in the Preliminary Statement.

Group 3 Loans:  Those Loans identified on the Mortgage Loan Schedule as Group 3 Loans.

Group 3 Principal Distribution Amount:  With respect to any Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 3 Certificates and (ii) the Group 3 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 1 Certificates is reduced to zero, the Group 1 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 1 Certificates to zero will be applied to increase the Group 3 Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding) and the Group 2 Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 2 Certificates is reduced to zero, the Group 2 Principal Distribution Percentage of the Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 2 Certificates to zero will be applied to increase the Group 3 Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding) and the Group 1 Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 3 Principal Distribution Amount shall equal the Principal Distribution Amount available for distribution to the Senior Certificates.

Group 3 Principal Distribution Percentage:  With respect to any Distribution Date, means a fraction expressed as a percentage, the numerator of which is the amount of the Principal Remittance Amount received with respect to Group 3 Loans, and the denominator of which is the amount of the Principal Remittance Amount received from all of the Loans.

Group 3 Senior Principal Distribution Amount:  With respect to any Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, is the amount equal to the lesser of (i) the aggregate Certificate Principal Balance of the Group 3 Certificates and (ii) the Group 3 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates; provided, however, that (A) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 1 Certificates is reduced to zero, the Group 1 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 1 Certificates to zero will be applied to increase the Group 3 Senior Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding) and the Group 2 Senior Principal Distribution Amount (so long as any class of Group 2 Certificates is outstanding), on a pro rata basis, (B) with respect to any such Distribution Date on which the aggregate Certificate Principal Balance of the Group 2 Certificates is reduced to zero, the Group 2 Principal Distribution Percentage of the Senior Principal Distribution Amount available for distribution to the Senior Certificates in excess of the amount necessary to reduce the aggregate Certificate Principal Balance of the Group 2 Certificates to zero will be applied to increase the Group 3 Senior Principal Distribution Amount (so long as any class of Group 3 Certificates is outstanding) and the Group 1 Senior Principal Distribution Amount (so long as any class of Group 1 Certificates is outstanding), on a pro rata basis, and (C) on any such Distribution Date after the events described in clauses (A) and (B) both occur, the Group 3 Senior Principal Distribution Amount shall equal the Senior Principal Distribution Amount available for distribution to the Senior Certificates.

Group Subordinate Amount:  For any Distribution Date and (i) the Group 1 Certificates, is the excess of the aggregate principal balance of the Group 1 Loans over the aggregate Certificate Principal Balance of the Group 1 Certificates, (ii) the Group 2 Certificates, is the excess of the aggregate principal balance of the Group 2 Loans over the aggregate Certificate Principal Balance of the Group 2 Certificates and (iii) the Group 3 Certificates, is the excess of the aggregate principal balance of the Group 3 Loans over the aggregate Certificate Principal Balance of the Group 3 Certificates.

High Cost Mortgage Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Mortgage Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard and Poor’s Glossary.

Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Class Principal Balance greater than zero, with the highest priority for payments pursuant to Section 4.01, in the following order of descending priority: Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Home Loan:  A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Homeownership Act: The federal Truth-in-Lending Act as amended by the Home Ownership and Equity Protection Act of 1994.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

IndyMac:  IndyMac Bank, F.S.B., and its successors and assigns, in its capacity as Servicer of the IndyMac Mortgage Loans.

IndyMac Mortgage Loans:  The Mortgage Loans for which IndyMac is listed as “Servicer” on the Mortgage Loan.

IndyMac Servicing Agreement:  Solely with respect to the IndyMac Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of March 1, 2005, as amended by Amendment No. One, dated as of May 1, 2005, between the Transferor, as purchaser, and IndyMac, as seller and servicer, as the same may be further amended from time to time.

Initial Certification:  With respect to the Custodian, the certification required to be executed by the Custodian and delivered on the Closing Date to the Depositor and the Trustee in the form annexed hereto as Exhibit G pursuant to Section 2.02 of this Agreement.

Initial LIBOR Rate:  4.381% per annum.

Insolvency Proceeding:  With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors, in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by an insurer pursuant to any title policy, hazard policy or other Insurance Policy covering a Mortgage Loan to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing Mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Rate Swap Agreement: The 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of December 29, 2005 (together with the schedule thereto, the Master Agreement) between the Swap Provider and the Trust Administrator as Swap Administrator under the Swap Administration Agreement, an ISDA Credit Support Annex (Bilateral Form-New York Law) as of the same date, which supplements, forms part of, and is subject to the Master Agreement, and a confirmation of the same date, which supplements and forms part of the Master Agreement.

Interest Remittance Amount: With respect to any Distribution Date and Group, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in that Group.

JPMorgan:  JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States, and its successors and assigns.

Latest Possible Maturity Date:  The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

LIBOR:  As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. Dollar deposits, as determined by the Trust Administrator in accordance with Section 4.08(a).

LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

LIBOR Determination Date:  As to any Distribution Date, other than the first Distribution Date, and any Class of Certificates (other than the Group 3 Certificates), the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

Liquidated Mortgage Loan:  With respect to any Distribution Date, (i) a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer or the Master Servicer, as the case may be, has determined (in accordance with the applicable Servicing Agreement and this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property or (ii) any Mortgage Loan that becomes 180 days or more delinquent in the calendar month preceding the month of such Distribution Date.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Servicing Advances.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.  For purposes of representation (xxxi) of Schedule II, the Loan-to-Value Ratio will be the loan-to-value ratio calculated in accordance with applicable state laws regarding primary mortgage insurance.

Loan Group:  Any of the Group 1 Loans, the Group 2 Loans or the Group 3 Loans, as applicable.

Loan Seller:  With respect to any Mortgage Loan, the entity that sold such Mortgage Loan to the Transferor.

London Business Day: Any day on which banks in the City of London and the City of New York are open and conducting transactions in United States dollars.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master REMIC:  As specified in the Preliminary Statement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns, in its capacity as Master Servicer hereunder.

Master Servicer Event of Termination:  As defined in Section 7.01 hereof.

Master Servicer Compensation:  All investment earnings on amounts on deposit in the Collection Account.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

MERS:  As defined in Section 2.01.

Middle REMIC:  As specified in the Preliminary Statement.

Middle REMIC Regular Interest:  As specified in the Preliminary Statement.

Monthly Interest Distributable Amount: With respect to the Senior Certificates, the Subordinate Certificates and the Class C Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class C Certificates) of such Class immediately prior to such Distribution Date, reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to each such Certificate based on its respective entitlements to interest irrespective of any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date).

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto.  If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Mortgage Monitoring Group, or such other address as Moody’s may hereafter furnish to each other party to this Agreement.

Mortgage:  The mortgage, deed of trust or other instrument creating a second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between the Transferor and the Depositor.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the related Custodian to reflect the addition of Eligible Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:  (1) the Mortgage Loan identifying number; (2) the Mortgagor’s first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) the original principal balance of the Mortgage Loan; (5) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (6) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; (7) the last scheduled Due Date on which a Scheduled Payment was applied to the Scheduled Principal Balance; (8) the last Due Date on which a Scheduled Payment was actually applied to the unpaid principal balance; (9) the Mortgage Rate in effect immediately following origination; (10) the Mortgage Rate in effect immediately following the Cut-off Date (if different from (9)); (11) the amount of the Scheduled Payment at origination; (12) the amount of the Scheduled Payment as of the Cut-off Date (if different from (11)); (13) a code indicating whether the Mortgaged Property is owner occupied, a second home or an investor property; (14) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned-unit development, a condominium or a Cooperative Unit; (15) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash-out refinance); (16) the stated maturity date; (17) the original months to maturity; (18) the remaining months to maturity from the Cut-off Date based on the original amortization Schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (19) the origination date of the Mortgage Loan; (20) the Loan-to-Value Ratio at origination; (21) the date on which the first Scheduled Payment was due on the Mortgage Loan after the origination date; (22) a code indicating the documentation style of the Mortgage Loan; (23) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy; (24) the Servicing Fee Rate, and if such rate is subject to change, the date such rate will change and the Servicing Fee Rate applicable thereafter; (25) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty and whether the same shall be a Class P Prepayment Charge; (26) the credit score (or mortgage score) of the Mortgagor; (27) the debt-to-income ratio of the Mortgage Loan; (28) the next Adjustment Date; (29) the lifetime mortgage rate cap; (30) the Periodic Rate Cap; (31) the maximum interest rate; (32) the minimum interest rate; (33) a code indicating if the Mortgage Loan is subject to a “lender-paid” Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy, and the Lender-Paid Mortgage Insurance Rate; (34) the date on which the Mortgage Loan was transferred to the Transferor; (35) a code indicating the Loan Group such Mortgage Loan is included in; (36) the initial Servicer; (37) a code indicating the originator of the Mortgage Loan; (38) a code indicating whether the Mortgage Loan is a Cooperative Loan; (39) a code indicating the Custodian; and (40) a code indicating whether such Mortgage Loan is a Home Loan.

Mortgage Loan Seller:  With respect to any Mortgage Loan, the entity that sold such Mortgage Loan to the Transferor.

Mortgage Loans:  Such of the mortgage loans and cooperative loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  With respect to each Mortgage Loan that is a Cooperative Mortgage Loan, if any, “Mortgage Loan” shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Mortgage Loan, “Mortgage Loan” shall include, but not be limited to the related Mortgage and the related Mortgage Note.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Pool:  The pool of Mortgage Loans included in the Trust.

Mortgage Rate:  With respect to any Mortgage Loan, the per annum interest rate at which such Mortgage Loan accrues interest.

Mortgaged Property:  The property securing a Mortgage Loan which will consist of one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units.

Mortgagor:  Each obligor on a Mortgage Note.

National City:  National City Mortgage Co., an Ohio corporation, and its successors and assigns, in its capacity as Servicer of the National City Mortgage Loans to the Transferor.

National City Mortgage Loans:  The Mortgage Loans for which National City is listed as “Servicer” on the Mortgage Loan Schedule.

National City Servicing Agreement:  Solely with respect to the National City Mortgage Loans, the Master Seller’s Purchase, Warranties and Interim Servicing Agreement dated as of May 1, 2004, between the Transferor and National City, as the same may be amended from time to time, and any assignments and conveyances related to the National City Mortgage Loans.

Navy Federal:  Navy Federal Credit Union, and its successors and assigns, in its capacity as Servicer of the Navy Federal Mortgage Loans.

Navy Federal Mortgage Loans:  The Mortgage Loans for which Navy Federal is listed as “Servicer” on the Mortgage Loan.

Navy Federal Servicing Agreement:  Solely with respect to each Navy Federal Mortgage Loan, that certain Master Seller’s Purchase, Warranties and Servicing Agreement dated as of June 1, 2005, between the Transferor, as purchaser, and Navy Federal, as seller and servicer, as the same may be amended from time to time, as applicable.

Net Monthly Excess Cashflow:  With respect to each Distribution Date, the sum of (a) any Overcollateralization Target Release Amount for such Distribution Date and (b) the excess of (x) Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Senior Certificates and the Subordinate Certificates, (B) the Unpaid Interest Shortfall Amounts for the Senior Certificates and the Subordinate Certificates and (C) the Principal Remittance Amount.

Net Mortgage Rate:  As to each Mortgage Loan, the applicable Mortgage Rate minus the Servicing Fee Rate.

Net Swap Payment: In the case of payments made by the Trust, the excess, if any, of (x) the Fixed Swap Payment over (y) the Floating Swap Payment.  In the case of payments made by the Swap Provider, the excess, if any, of (x) the Floating Swap Payment over (y) the Fixed Swap Payment.  In each case, the Net Swap Payment shall not be less than zero.

Net WAC Rate:  For any Distribution Date and the Group 1 Certificates will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Group 1 Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) the pro rata portion allocable to Group 1 of any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Group 1 Loans and (ii) 12 and (y) the product of (i) the pro rata portion allocable to Group 1 of any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Supplemental Interest Trust, divided by the outstanding principal balance of the Group 1 Loans and (ii) 12.

For any Distribution Date and the Group 2 Certificates will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Group 2 Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) the pro rata portion allocable to Group 2 of any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Group 2 Loans and (ii) 12 and (y) the product of (i) the pro rata portion allocable to Group 2 of any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Supplemental Interest Trust, divided by the outstanding principal balance of the Group 2 Loans and (ii) 12.

For any Distribution Date and the Group 3 Certificates will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Group 3 Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) the pro rata portion allocable to Group 3 of any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Group 3 Loans and (ii) 12 and (y) the product of (i) the pro rata portion allocable to Group 3 of any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Supplemental Interest Trust, divided by the outstanding principal balance of the Group 3 Loans and (ii) 12.

For any Distribution Date and the Subordinate Certificates will be a per annum rate (subject, in each case, to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Net WAC Rate for each of the Group 1 Certificates, Group 2 Certificates and Group 3 Certificates, weighted on the basis of their Group Subordinate Amounts.

Net WAC Rate Carryover Amount: For such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of Certificates would have accrued on such Distribution Date had such Pass-Through Rate been the related Formula Rate, over (y) the amount of interest such class of certificates accrued for such Distribution Date at the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Formula Rate applicable for such class for such Accrual Period.

Net WAC Rate Carryover Reserve Account:  The account established and maintained pursuant to Section 4.04.

Nexstar:  Nexstar Financial Corporation, and its successors and assigns, in its capacity as Servicer of the Nexstar Mortgage Loans.

Nexstar Mortgage Loans:  The Mortgage Loans for which Nexstar is listed as “Servicer” on the Mortgage Loan Schedule.

Nexstar Servicing Agreement:  Solely with respect to the Nexstar Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor and Nexstar, as the same may be amended from time to time, and any assignments and conveyances related to the Nexstar Mortgage Loans.

NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class C Certificates, Class P Certificates and/or the Class R Certificates.

NIMS Insurer Default: The continuance of any failure by the NIMS Insurer, if any, to make a required payment under the policy insuring the net interest margin securities.

Nonrecoverable Advance:  Any portion of an Advance previously made or proposed to be made by the applicable Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the applicable Servicer or the Master Servicer, will not be ultimately recoverable by the applicable Servicer or the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notice of Final Distribution:  The notice to be provided pursuant to Section 10.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Notional Amount: With respect to the Class C Interest and any Distribution Date, the aggregate Uncertificated Balance of the Middle REMIC Regular Interests for such Distribution Date.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Master Servicing Officer, as the case may be, and delivered to the Depositor, the Trustee and the Trust Administrator, as the case may be, as required by this Agreement.

One-Year LIBOR:  As to any Distribution Date after the 118th Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one year U.S. Dollar deposits, as determined by the Trust Administrator in accordance with Section 4.08(b).

One-Year LIBOR Determination Date:  As to any Distribution Date after the 118th Distribution Date and any Class of Group 3 Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including in house counsel, reasonably acceptable to the Trustee or the Trust Administrator, as applicable; provided, however, that, with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination:  The termination of the Trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 10.01(a) hereof.

Optional Termination Date:  The first date upon which the Trust is eligible to be terminated in connection with the purchase of the Mortgage Loans pursuant to Section 10.01(a) hereof.

Original Certificate Principal Balance: The Certificate Principal Balance of the Senior Certificates or the Subordinate Certificates on the Closing Date.

Original Subordinate Principal Balance:  The aggregate of the Class Principal Balances of the Subordinate Certificates as of the Closing Date.

OTS:  The Office of Thrift Supervision.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)

Certificates theretofore canceled by the Trust Administrator or delivered to the Trust Administrator for cancellation; and

(b)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trust Administrator pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

Overcollateralization Amount: For any Distribution Date is an amount equal to the excess, if any, of (i) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the sum of the aggregate Certificate Principal Balance of the Senior Certificates and the Subordinate Certificates as of such Distribution Date (after giving effect to distributions of the Principal Distribution Amount to be made on such Distribution Date).

Overcollateralization Target Amount: With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (a) 1.00% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received, and unscheduled collections of principal received during the related Prepayment Period) and (b) approximately 0.50% of the aggregate principal balance of the Loans as of the Cut-off Date or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.  Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Senior Certificates, the Subordinate Certificates and the Class P Certificates to zero, the Overcollateralization Target Amount shall be zero.

Overcollateralization Target Maintenance Amount: With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount for such Distribution Date exceeds the Overcollateralization Amount for such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date but before giving effect to any other distributions on the Offered Certificates in reduction of the their respective Certificate Principal Balances on such Distribution Date).

Overcollateralization Target Release Amount: With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the Offered Certificates in reduction of their respective Certificate Principal Balances on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Ownership Interest:  As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Rate:  For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

Percentage Interest:  As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of any Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, to any of the Certificates;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates;

(g)

repurchase obligations with respect to any security described in subclauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in subclause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to the of the Certificates, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money-market portfolio having the highest available long-term rating assigned by each Rating Agency at the time of such investment and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer or for which the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer  acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Permitted Transferee:  Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the Trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

PHH: PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), a New Jersey corporation, and its successors and assigns, in its capacity as Servicer of the PHH Mortgage Loans.

PHH Mortgage Loans:  The Mortgage Loans for which PHH is listed as “Servicer” on the Mortgage Loan Schedule.

PHH Servicing Agreement:  Solely with respect to the PHH Mortgage Loans, the Amended and Restated Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2003, between the Transferor and PHH, as the same may be amended from time to time, and any assignments and conveyances related to the PHH Mortgage Loans.

Physical Certificate:  As specified in the Preliminary Statement.

Pledge Instruments:  With respect to each Cooperative Mortgage Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

Pool Balance: The aggregate of the Principal Balances of the Mortgage Loans.

Prepayment Interest Excess: As to any Principal Prepayment received or, in the case of partial Principal Prepayments, applied by the applicable Servicer or the Master Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment.

Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received or, in the case of partial Principal Prepayments, applied, during the applicable Prepayment Period, the amount, if any, by which one month’s interest at the related Net Mortgage Rate on such Principal Prepayment exceeds the amount of interest at the Net Mortgage Rate paid in connection with such Principal Prepayment.

Prepayment Period: As to any Distribution Date, with respect to any voluntary Principal Prepayment of a Mortgage Loan the calendar month preceding the month in which such Distribution Date occurs.

Primary Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

PrimeWest:  PrimeWest Mortgage Corporation, and its successors and assigns, in its capacity as Servicer of the PrimeWest Mortgage Loans.

PrimeWest Mortgage Loans:  The Mortgage Loans for which PrimeWest is listed as “Servicer” on the Mortgage Loan Schedule.

PrimeWest Servicing Agreement:  Solely with respect to the PrimeWest Mortgage Loans, the Servicing Agreement, dated as of May 1, 2003, between the Transferor and PrimeWest, as the same may be amended from time to time, and any assignments and conveyances related to the PrimeWest Mortgage Loans.

Principal Balance: As to any Mortgage Loan and any Distribution Date, the unpaid principal balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal received during the Prepayment Period for the prior Distribution Date (other than with respect to any Liquidated Loan), and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.  The Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Loan during the related Prepayment Period shall be zero.

Principal Distribution Amount: With respect to any Distribution Date is the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Overcollateralization Target Maintenance Amount for such Distribution Date.

Principal Prepayment:  Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.  Partial Principal Prepayments will be applied by the applicable Servicers in accordance with the terms of the related Servicing Agreements and in accordance with the terms of the related Mortgage Note, and to the extent the Mortgage Note does not provide otherwise, shall be applied in the Prepayment Period preceding the receipt thereof.

Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Principal Remittance Amount: With respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected on the Mortgage Loans by the related Servicer that were due during the related Due Period and the principal portion of any Advances made with respect to such Distribution Date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the related Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received during such Prepayment Period with respect to the Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, deposited to the collection account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustment Amount deposited in the collection account during such Prepayment Period with respect to the Mortgage Loans and (vi) on the Distribution Date on which the trust is to be terminated in accordance with Section 10.01 of this Agreement, that portion of the Termination Price, representing principal with respect to the Mortgage Loans.

Private Certificate:  As specified in the Preliminary Statement.

Proprietary Lease:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Prospectus Supplement:  The Prospectus Supplement dated December 28, 2005 relating to the Offered Certificates.

Protected Account:  An account established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.  Each Protected Account is required to be an Eligible Account.

Purchase Price: With respect to any Mortgage Loan that is purchased by the transferor pursuant to Section 2.02 or 2.03 hereof, a price equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Rate through the end of the calendar month in which the purchase is effected, plus any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Mortgage Insurer:  Any mortgage insurer that is Fannie Mae and Freddie Mac approved.

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement.  If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Trust Administrator.  References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Mortgage Loan that is a Liquidated Mortgage Loan, an amount (not less than zero or more than the Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the unpaid Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan.  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

Recognition Agreement:  An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Mortgage Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Mortgage Loan, (ii) make certain agreements with respect to such Cooperative Mortgage Loan.

Record Date:  With respect to any Distribution Date and any Class of Delay Certificates or Physical Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.  With respect to any Distribution Date and any Class of No Delay Certificates held in Book-Entry Form, the last Business Day immediately preceding such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates:  Each Class of Certificates, other than the Class R Certificates.

Relief Act:  The Servicemembers Civil Relief Act, as amended, or any comparable state or local statute (including the comparable provisions under the California Military and Veterans Code, as amended).

Relief Act Reduction:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Change of Law:  Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

REMIC Net Funds Cap:  For any Distribution Date (and the related Accrual Period) and any Class of Certificates, an amount equal to (i) the weighted average of the interest rates on the interests in the Middle REMIC (other than any interest-only regular interest), weighted in proportion to their Class Principal Amounts as of the beginning of the related Accrual Period, multiplied, in the case of the LIBOR Certificates, by (ii) an amount equal to (a) 30, divided by (b) the actual number of days in the Accrual Period.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as foregoing may be in effect from time to time as well as provisions of applicable state laws.

REMIC Swap Rate:  For each Distribution Date (and the related Accrual Period), a per annum rate equal to the product of: (i) a fraction, the numerator of which is the “Fixed Swap Payment” under the Interest Rate Swap Agreement for such Distribution Date, as set forth in Annex III to the Prospectus Supplement multiplied by 12, and the denominator of which is the product of (a) the Base Calculation Amount for such Distribution Date, as is also set forth in Annex III to the Prospectus Supplement, and (b) 100 and (ii) 2.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure, deed-in-lieu of foreclosure, repossession or otherwise in connection with a defaulted Mortgage Loan.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the applicable Servicing Agreement.

Residual Certificates:  The Class R Certificates.

Residual Interests:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee or the Trust Administrator, any Director, any Managing Director, any Associate, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee or Trust Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

S&P:  Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.  If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to S&P shall be Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:  Residential Mortgage Monitoring Group, or such other address as S&P may hereafter furnish to each other party to this Agreement.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended.

Security Agreement: With respect to a Cooperative Mortgage Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Mortgage Loan in the related Cooperative Shares.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Principal Distribution Amount: An amount equal to the excess of (x) the Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.70% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $3,815,626.

Servicer:  Each of AHM, Countrywide, Downey, First Horizon, GMACM, IndyMac, National City, Navy Federal, Nexstar, PrimeWest, PHH, SunTrust, UBSRES and Wells Fargo, as applicable.

Servicer Remittance Date:  With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its master servicing obligations or the applicable Servicer, as the case may be, of its servicing obligations.

Servicing Agreements:

(a)

the AHM Servicing Agreement;

(b)

the Countrywide Servicing Agreement;

(c)

the Downey Servicing Agreement;

(d)

the First Horizon Servicing Agreement;

(e)

the GMACM Servicing Agreement;

(f)

the IndyMac Servicing Agreement;

(g)

the National City Servicing Agreement;

(h)

the Navy Federal Servicing Agreement;

(i)

the Nexstar Servicing Agreement;

(j)

the PrimeWest Servicing Agreement;

(k)

the PHH Servicing Agreement;

(l)

the SunTrust Servicing Agreement;

(m)

the UBSRES Servicing Agreement;

(n)

the Wells Fargo Servicing Agreement; and

(o)

the Assignment Agreements.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one twelfth of the Servicing Fee Rate multiplied by the Principal Balance of such Mortgage Loan as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs (after giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date).

Servicing Fee Rate:  With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

Standard & Poor’s Glossary:  The current Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

Startup Day:  The Closing Date.

Stepdown Date: The earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in January 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to distribution of the Principal Distribution Amount) for the Senior Certificates is greater than 10.30%.

Stock Power:  With respect to a Cooperative Mortgage Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

Subordinate Certificates:  As defined in the Preliminary Statement.

Subsequent Recoveries: Unanticipated amounts received on a liquidated Mortgage Loan the absence of which resulted in a Realized Loss in a prior month.  If Subsequent Recoveries are received, they will be included (net of any amounts due the related Servicer) as part of the Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described herein.  In addition, after giving effect to all distributions on a Distribution Date, if any Allocated Realized Loss Amounts are outstanding, the Allocated Realized Loss Amount for the class of Senior Certificates or Subordinate Certificates then outstanding with the highest distribution priority will be decreased by the amount of such Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Allocated Realized Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of such class or classes of Senior Certificates or Subordinate Certificates will be increased by the same amount.  Thereafter, such class or classes of Senior Certificates or Subordinate Certificates will accrue interest on the increased Certificate Principal Balance.

Subsidiary REMIC:  As specified in the Preliminary Statement.

Subsidiary REMIC Net WAC:  As specified in the Preliminary Statement.

Subsidiary REMIC Regular Interest:  As specified in the Preliminary Statement.

Substitution Adjustment Amount: with respect to any Mortgage Loan that is purchased by the originator is an amount equal to the excess of the Principal Balance of the related Deleted Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan, pursuant to Section 2.03.

SunTrust:  SunTrust Mortgage, Inc., a Virginia corporation, and its successors and assigns, in its capacity as Servicer of the SunTrust Mortgage Loans.

SunTrust Mortgage Loans:  The Mortgage Loans for which SunTrust is listed as “Servicer” on the Mortgage Loan Schedule.

SunTrust Servicing Agreement:  Solely with respect to the SunTrust Mortgage Loans, the Amended and Restated Purchase, Warranties and Servicing Agreement dated as of December 1, 2004, between the Transferor, as purchaser and SunTrust, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the SunTrust Mortgage Loans.

Supplemental Interest Trust:  A trust created pursuant to Section 4.05 of this Agreement, separate from the Trust, the corpus of which shall be held by the Trustee, in trust, for the benefit of the holders of the Senior Certificates and the Subordinate Certificates.

Swap Account: A segregated trust account established and maintained by the Trust Administrator pursuant to Section 4.06 of this agreement in which payments owed to or received from, the Swap Provider will be deposited.

Swap Administration Agreement: The agreement among Wells Fargo in its capacity as Swap Administrator and the Transferor pursuant to which the Interest Rate Swap Agreement will be administered.

Swap Administrator: Wells Fargo or any successor Swap Administrator appointed pursuant to the Swap Administration Agreement.

Swap Default: An Event of Default under the Interest Rate Swap Agreement.

Swap Early Termination: The occurrence of an Early Termination Date under the Interest Rate Swap Agreement.

Swap Interest Shortfall Amount: Any shortfall of interest with respect to any Class of Certificates resulting from the application of the Net WAC Pass-Through Rate due to a discrepancy between the Uncertificated Notional Amount of the Class IO Interest and the scheduled notional amount pursuant to the Swap Administration Agreement.

Swap LIBOR: A per annum rate equal to the floating rate payable by the Swap Provider under the Swap Agreement.

Swap Provider: UBS AG, London Branch.

Swap Provider Trigger Event: A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement), (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

Swap Termination Payment: The amount, if any, owed by the Supplemental Interest Trust or the Swap Provider upon a Swap Early Termination.

Tax Matters Person:  In the case of each REMIC created by this Agreement, the person designated as “tax matters person” in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1 for such REMIC.

Termination Event: Under the Interest Rate Swap Agreement, the following standard events under the ISDA Master Agreement:

·

“Illegality” (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Interest Rate Swap Agreement),

·

“Tax Event” (which generally relates to either party to the Interest Rate Swap Agreement receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes) and

·

“Tax Event Upon Merger” (solely with respect to the Swap Provider as merging party) (which generally relates to the Swap Provider’s receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement.  In addition, there are “Additional Termination Events” (as defined in the Interest Rate Swap Agreement) including if the Supplemental Interest Trust or the Trust should terminate, if this Agreement or other transaction documents are amended or modified without the prior written consent of the Swap Provider where written consent is required or if, pursuant to the terms of Section 10.01(a) of this Agreement, the Master Service at the direction of the majority holder of the Class C Certificates or the NIMS Insurer, if any, exercises its option to purchase the Mortgage Loans.  With respect to the Swap Provider, an Additional Termination Event will occur if the Swap Provider fails to comply with the Downgrade Provisions.

Termination Price:  As defined in Section 10.01.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transferor:  UBS Real Estate Securities Inc., a Delaware corporation, seller of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement.

Trigger Event:  A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if:

(a)

the Delinquency Percentage exceeds 40% of the Credit Enhancement Percentage; or

(b)

the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Due Period) divided by the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
January 2008 through December 2008	0.15% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
January 2009 through December 2009	0.40% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
January 2010 through December 2010	0.65% for the first month, plus an additional 1/12th of 0.30% for each month thereafter.
January 2011 through December 2011	0.95% for the first month, plus an additional 1/12th of 0.15% for each month thereafter.
January 2012 and thereafter	1.10% for each month.

Trust:  As defined in Section 2.01(c).

Trust Administrator:  Wells Fargo in its capacity as Trust Administrator hereunder.

Trust Administrator Compensation:  All investment earnings on amounts on deposit in the Distribution Account.

Trust Collateral:  As defined in Section 10.01.

Trust Fund:  The corpus of the trust created hereunder consisting of:  (a) the Mortgage Loan Purchase Agreement and the Servicing Agreements solely as each such Servicing Agreement relates to the Mortgage Loans being serviced by the related Servicer (other than those rights under the Servicing Agreements that do not relate to servicing of the Mortgage Loans (including, without limitation, the representations and warranties made by the applicable  Servicer (with respect to the Mortgage Loans sold to the Transferor) and the document delivery requirements of such Servicer and the remedies (including indemnification) available for breaches thereto), which rights were retained by the Transferor pursuant to the Assignment Agreements); (b) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (c) the Collection Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement (other than, in the case of the Collection Account, any prepayment penalties (exclusive of the Class P Prepayment Charges) deposited therein which shall be retained by the Transferor); (d) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee:  JPMorgan, and, if a successor trustee is appointed hereunder, such successor.

UBSRES:  UBS Real Estate Securities Inc., and its successors and assigns, in its capacity as Servicer of the UBSRES Mortgage Loans.

UBSRES Serviced Mortgage Loans:  The Mortgage Loans for which UBSRES is listed as “Servicer” on the Mortgage Loan Schedule.

UBSRES Servicing Agreement:  Solely with respect to the UBSRES Serviced Mortgage Loans, the Servicing Agreement, dated as of July 1, 2005 by and between the Master Servicer and UBS Real Estate Securities Inc., as seller and servicer, as the same may be amended from time to time, and any assignments and conveyances relating to the UBSRES Serviced Mortgage Loans.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Unpaid Interest Shortfall Amount: For each class of Senior Certificates and Subordinate Certificates and the first Distribution Date, zero, and with respect to each Class of Senior Certificates and Subordinate Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Senior Certificates, the Subordinate Certificates and the Class C Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated among the holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the holders of the Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns in its capacity as Master Servicer, Trust Administrator or Custodian, or as Servicer of the Wells Fargo Serviced Mortgage Loans, as the case may be, hereunder.

Wells Fargo Serviced Mortgage Loans:  The Mortgage Loans for which Wells Fargo is listed as “Servicer” on the Mortgage Loan Schedule.

Wells Fargo Servicing Agreement:  Solely with respect to the Wells Fargo Serviced Mortgage Loans, the Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, between the Transferor and Wells Fargo, as the same may be amended from time to time, and any assignments and conveyances relating to the Wells Fargo Serviced Mortgage Loans.

Section 1.02

Certain Calculations.

Unless otherwise specified herein, for purposes of determining amounts with respect to the Certificates and the rights and obligations of the parties hereto, all calculations of interest for the Delay Certificates (other than as provided in the Mortgage Loan documents) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30 day months and all calculations of interest for the No Delay Certificates (other than as provide din the Mortgage Loan documents) provided for herein shall be made on the basis of the actual number of days in a year assumed to consist of 360 days.

Section 1.03

Rights of the NIMS Insurer.

Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) the notes issued pursuant to the Indenture remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 and any rights to indemnification hereunder in the case of clause (ii) below) so long as (i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

Section 2.01

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.  In connection with the foregoing assignments, the Transferor has caused each Servicer to enter into the related Assignment Agreement.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan so assigned:

(A)

the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form:  “Pay to the order of ___________ without recourse,” with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or, with respect to any Lost Mortgage Note, a lost note affidavit from the related originator or the Transferor stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(B)

except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the related originator as being a true and complete copy of the Mortgage;

(C)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), endorsed in the following form:  “JPMorgan Chase Bank, N.A., in trust for the MASTR Adjustable Rate Mortgages Trust 2005-8 for the benefit of the Holders of the Mortgage Pass-Through Certificates, Series 2005-8” together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

(D)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(E)

except as provided below, the original or duplicate original lender’s title policy and all riders thereto.

(ii)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders the following documents or instruments with respect to each Cooperative Mortgage Loan so assigned:

(A)

the Cooperative Shares, together with the Stock Power in blank;

(B)

the executed Security Agreement;

(C)

the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Mortgage Loan;

(D)

the executed Recognition Agreement;

(E)

copies of the original Financing Statement, and any continuation statements, filed by the originator of such Cooperative Mortgage Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(F)

copies of the filed UCC assignments or amendments of the security interest referenced in clause (v) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(G)

an executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(H)

for any Cooperative Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

Notwithstanding the foregoing, if any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer under its related Servicing Agreement to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

If in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements of clause (b)(i)(B), (C) or (E) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (b)(i)(B) or (C) above, or because the title policy has not been delivered to either the Custodian or the Depositor by the applicable title insurer in the case of clause (b)(i)(E) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (b)(i)(B) or (C) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (b)(i)(E) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Custodian as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date.  The Depositor shall forward or cause to be forwarded to the Custodian (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor to the Custodian.  In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Custodian shall execute and deliver or cause to be executed and delivered such a document to the public recording office.  In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Transferor shall deliver to the Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

As promptly as practicable subsequent to such transfer and assignment, set forth in clause (a) above and in any event, within ninety (90) days thereafter, the Custodian shall affix the Trustee’s name to each assignment of Mortgage, as the assignee thereof, and, subject to Section 2.02, the Master Servicer shall enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (i) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, the related Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within ninety (90) days after receipt thereof and except that the related Servicer need not cause to be recorded any assignment which relates to a Mortgage Loan (a) in any state where, in an Opinion of Counsel addressed to the Trustee, such recording is not required to protect the Trustee’s interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Transferor, (b) in any state where recordation is not required by either Rating Agency to obtain the initial ratings on the Certificates set forth in the Prospectus Supplement or (c) with respect to any Mortgage which has been recorded in the name of MERS, or its designee.

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Master Servicer on behalf of the Trustee, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 3.07 hereof.

(c)

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the “Trust”) to be known, for convenience, as “MASTR Adjustable Rate Mortgages Trust 2005-8” and JPMorgan Chase Bank, N.A. is hereby appointed as Trustee in accordance with the provisions of this Agreement.

(d)

[Reserved].

(e)

Each of the Collection Account and Distribution Account shall at all times be an Eligible Account, provided that the Collection Account may be deemed to be a sub-account of the Distribution Account.  If at any time either the Collection Account or the Distribution Account ceases to be an Eligible Account, the Master Servicer or the Trust Administrator, as applicable, shall immediately establish and maintain a new Collection Account or Distribution Account, as applicable, that is an Eligible Account, and shall immediately transfer all funds on deposit in the former Collection Account or Distribution Account, as applicable, to the new Collection Account or Distribution Account, as applicable.

(f)

The Depositor hereby directs the Trust Administrator to execute, deliver and perform its obligations under the Cap Contract.  The Transferor, the Depositor, the Master Servicer, the Trustee and the Holders of the Senior Certificates (other than Group 3 Certificates) and the Subordinate Certificates by their acceptance of such Certificates acknowledge and agree that the Trust Administrator shall execute, deliver and perform its obligations under the Cap Contract and shall do so solely in its capacity as Trust Administrator, and not in its individual capacity. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trust Administrator shall apply to the Trust Administrator’s execution of the Cap Contract, and the performance of its duties and satisfaction of its obligations thereunder.

Section 2.02

Acceptance by Trustee of the Mortgage Loans.

The Custodian, on behalf of the Trustee, acknowledges receipt of the documents identified in the Initial Certification issued by it in the form annexed hereto as Exhibit G and declares that it holds and will hold such related documents and the other documents delivered to it constituting the Mortgage Files, and the Custodian and Trustee together declare that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.  The Custodian acknowledges that it will maintain possession of the Mortgage Notes held by it in the State of Minnesota, unless otherwise permitted by the Rating Agencies and the Trustee.

The Custodian agrees to execute and deliver on the Closing Date to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit G.  Based on its review and examination, and only as to the documents identified in such Initial Certification, the  Custodian acknowledges, subject to any applicable exceptions noted on Exhibit G, that such documents appear regular on their face and relate to such Mortgage Loan.  The Custodian shall be under no duty or obligation to (i) inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) determine whether the Mortgage File should include any of the documents specified in Section 2.01(b)(i)(D) with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan and Section 2.01(b)(ii)(H) with respect to each Cooperative Mortgage Loan, unless the Mortgage Loan Schedule indicates that such documents are applicable.

Not later than 90 days after the Closing Date, the Custodian shall deliver to the Depositor, the Trustee and the Transferor a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.  The Custodian shall make available, upon request of any Certificateholder, a copy of any exceptions noted on the Initial Certification or the Final Certification.  The Custodian shall make available, upon request of the Trustee, the identity of the originator for any Mortgage Loan with a material exception.

If, in the course of such review, the Custodian finds any document constituting a part of a related Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Final Certification; provided, however, that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note, (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates or (iii) the Mortgage File should include any of the documents specified in Section 2.01(b)(i)(D) with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan and Section 2.01(b)(ii)(H) with respect to each Cooperative Mortgage Loan, unless the Mortgage Loan Schedule indicates that such documents are applicable.

Upon receiving each Final Certification from the Custodian, the Trustee shall notify the Transferor of any document defects listed as exceptions in each such Final Certification.  The Transferor shall promptly correct or cure such document defects, and if the Transferor fails to correct or cure the defect within ninety (90) days of the earlier of its discovery or its receipt of written notice from the Trustee, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Transferor shall repurchase the affected Mortgage Loan from the Trustee at the Purchase Price.  Any such purchase of a Mortgage Loan shall not be effected prior to the delivery to the Custodian of a Request for Release substantially in the form of Exhibit M.  The Purchase Price for any such Mortgage Loan shall be paid by the Transferor to the Master Servicer for deposit in the Collection Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit, the Master Servicer shall instruct the Custodian to release, and the Custodian shall release, the related Mortgage File to the Transferor and the Trustee shall execute and deliver at the Transferor’s written request such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Transferor, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.  The Transferor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing such repurchase by the Transferor.

The Custodian shall retain possession and custody of each related Mortgage File in accordance with and subject to the terms and conditions set forth herein.  Pursuant to the terms of the related Servicing Agreement, the Master Servicer shall cause each of the related Servicers to promptly deliver to the Custodian who shall thereupon promptly deposit within each Mortgage File, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the related Servicers from time to time.

It is understood and agreed that the obligations of the Transferor hereunder to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 above or substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan shall constitute the sole remedies respecting such defect available to the Trustee, the Master Servicer, the Depositor and any Certificateholder.

Section 2.03

Remedies for Breaches of Representations and Warranties.

The Transferor hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.  With respect to any representation and warranties set forth on Schedule II hereto which are made to the best of the Transferor’s knowledge if it is discovered by any of the Depositor, the Master Servicer, the Transferor, any Servicer, the Trustee or the Trust Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Transferor’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Transferor pursuant to this Section 2.03 that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties.  A breach which causes a Mortgage Loan not to constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, will be deemed automatically to materially and adversely affect the interests of the Certificateholders in such Mortgage Loan.  Upon receiving notice of a breach, the Trustee shall in turn notify the Transferor of such breach.  The Trustee shall enforce the obligations of the Transferor in accordance with this Section 2.03 to correct or cure any such breach of a representation or warranty made herein, and if the Transferor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Transferor’s obligations hereunder to (i) purchase such Mortgage Loan at the Purchase Price or (ii) substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan.  In each case, such Mortgage Loan (a “Deleted Mortgage Loan”) will be removed from the Trust Fund.

The Transferor hereby covenants that within ninety (90) days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to this Section 2.03 which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such ninety (90) day period expires prior to the second anniversary of the Closing Date, remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place an Eligible Substitute Mortgage Loan or Mortgage Loans into the Trust Fund, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below.  The Transferor shall promptly reimburse the Master Servicer, the NIMS Insurer and the Trustee for any expenses reasonably incurred by the Master Servicer, the NIMS Insurer or the Trustee in respect of enforcing the remedies for such breach by the Transferor.

With respect to any Eligible Substitute Mortgage Loan or Mortgage Loans, the Transferor shall deliver to the Custodian on behalf of the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made on any day in any calendar month after the Determination Date for such month.

With respect to substitutions made by the Transferor, Scheduled Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Transferor on the next succeeding Distribution Date.  For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Transferor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The Custodian shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Mortgage Loans and the Custodian shall deliver the amended Mortgage Loan Schedule to the Trustee.  Upon such substitution, the Eligible Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to this Section 2.03 with respect to such Mortgage Loan.  Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Transferor and shall execute and deliver or cause the Trustee to execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, without recourse, representation or warranty, as shall be necessary to vest title in the Transferor, as applicable, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Transferor substitutes one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments received in the month of substitution).  The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be remitted by the Transferor to the Master Servicer, and the Master Servicer shall deposit such amounts received from the Transferor into the Collection Account on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Transferor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3.07 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Transferor became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit M hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to the Transferor, and the Trustee shall execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee.  It is understood and agreed that the obligation under this Agreement of the Transferor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Transferor respecting such matters available to Certificateholders, the Master Servicer, the NIMS Insurer, the Depositor, the Trust Administrator or the Trustee on their behalf.

The provisions of this Section 2.03 shall survive the conveyance and assignment of the Mortgage Files to the Trustee and the delivery of the respective Mortgage Files to the Custodian for the benefit of the Trustee and the Certificateholders.

Section 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee, the Trust Administrator, the NIMS Insurer and the Master Servicer with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Transferor, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, liens, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.  Upon discovery by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a “breach”), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties hereto and to each Rating Agency.

Section 2.05

Representation and Warranty of the Depositor as to the Trust.

The Depositor hereby represents and warrants, for the benefit of the Swap Provider, that the Trust is a common law trust duly organized and validly existing under the laws of the state of New York.

Section 2.06

Execution and Delivery of Certificates.

The Trustee acknowledges the transfer and assignment to it of the Trust Fund and acknowledges the issuance of the Subsidiary and Middle REMIC Regular Interests as described in the Preliminary Statement and the Class R Certificates in exchange therefor.  The Trustee further acknowledges the transfer and assignment to it of the Subsidiary and Middle REMIC Regular Interests and, concurrently with such transfer and assignment, the Trust Administrator, on its behalf, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund.  The Trustee agrees to hold the Trust Fund and the Subsidiary and Middle REMIC Regular Interests and to exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

Section 2.07

REMIC Matters.

The Preliminary Statement sets forth the designations as “regular interests” or “residual interests” and “latest possible maturity date” for federal income tax purposes of all interests created hereby.  The “Startup Day” for purposes of the REMIC Provisions shall be the Closing Date.  Each REMIC’s fiscal year shall be the calendar year.

Section 2.08

Covenants of the Master Servicer.

The Master Servicer hereby covenants to the Depositor and the Trustee and the Custodian as follows:

(a)

subject to Section 3.01, the Master Servicer shall cause each Servicer to perform its obligations under the applicable Servicing Agreement; and

(b)

no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading at the time provided.

Section 2.09

Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents and warrants to the Depositor, the Trustee and the Custodian, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

The Master Servicer is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to master service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(b)

The Master Servicer has the full power and authority to master service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by the Master Servicer, and the master servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Master Servicer, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer’s ability to perform or meet any of its obligations under this Agreement.

(d)

The Master Servicer or an affiliate thereof is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

(e)

No litigation is pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to master service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms thereof.

(f)

No consent, approval, authorization or, to the knowledge of the Master Servicer, order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

Section 2.10

Representations and Warranties of the Custodian.

The Custodian hereby represents and warrants to the Depositor, the Master Servicer, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

The Custodian is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Custodian in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

(b)

Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by the Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Custodian and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Custodian, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Custodian is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to the Custodian of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Custodian; and the Custodian is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Custodian’s ability to perform or meet any of its obligations under this Agreement.

(d)

No litigation is pending or, to the knowledge of the Custodian, threatened against the Custodian that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Custodian to perform any of its obligations under this Agreement in accordance with the terms thereof.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of, or compliance by the Custodian with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Custodian has obtained the same.

ARTICLE III

ADMINISTRATION AND MASTER
SERVICING OF MORTGAGE LOANS

Section 3.01

Master Servicing of Mortgage Loans.

For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.04 and any other information and statements required hereunder.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Collection Account pursuant to the applicable Servicing Agreements.

In accordance with the standards of the preceding paragraph and to the extent the related Servicer does not make such advance, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.08.  The costs incurred by the Master Servicer, if any, in effecting the timely payment of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Scheduled Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02

Monitoring of Servicers.

(a)

The Master Servicer shall be responsible for reporting to the Trustee, the Trust Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Trust Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee, the Trust Administrator and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

(d)

The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)

If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

(f)

If a Servicer fails to make its required payment of Compensating Interest on any Distribution Date, the Master Servicer will be required to make such payment of Compensating Interest to the same extent that such Servicer was required to make such payment of Compensating Interest.

(g)

To the extent a Servicer requests the consent of the Trust or the Master Servicer with respect to any servicing-related matter for which the applicable Servicer is required to seek consent under the applicable Servicing Agreement or Assignment Agreement, the Master Servicer shall promptly or within the time frame specified in such Servicing Agreement, if any, evaluate such request for consent in the best interest of the Trust and the Certificateholders, and grant or withhold such consent accordingly.

Section 3.03

[Reserved].

Section 3.04

Rights of the Depositor and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer or any Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or any Servicer under any Servicing Agreement or otherwise.

Section 3.05

Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicer Event of Termination), the Trustee or its successor shall in accordance with Section 7.02 thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the predecessor Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 hereof or (v) deemed to have made any representations and warranties of the Master Servicer pursuant to Section 2.08 hereunder).  Any such assumption shall be subject to Section 7.02 hereof.  If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicer Event of Termination), the Trustee or its successor may, but shall not be obligated to, succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each subservicing agreement or substitute subservicing agreement to the assuming party.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.

If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iii); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 3.06

Protected Accounts.

(a)

The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan or amounts received with respect to any REO Property, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account.  The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement.

(b)

In accordance with the terms of the applicable Servicing Agreement, amounts on deposit in a Protected Account are required to be invested by the applicable Servicer in Permitted Investments.  The income earned from investments made pursuant to this Section 3.06 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer.  The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 3.07

Collection of Mortgage Loan Payments; Collection Account; Distribution Account.

(a)

The Master Servicer shall enforce the obligation of the Servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with the applicable Servicing Agreement and the terms and provisions of any related Required Insurance Policy.

(b)

The Master Servicer shall establish and maintain a Collection Account, which may be deemed to be a sub account of the Distribution Account, into which the Master Servicer shall deposit or cause to be deposited within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by the Servicers, or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

(iii)

all Liquidation Proceeds (including Insurance Proceeds), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer’s or Master Servicer’s normal servicing procedures, and all Recoveries;

(iv)

any amount required to be deposited by the Master Servicer pursuant to Section 3.07(e) in connection with any losses on Permitted Investments;

(v)

any amounts required to be deposited by the Master Servicer pursuant to Section 3.15(b) and 3.15(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.15 hereof;

(vi)

all Substitution Adjustment Amounts;

(vii)

all Advances made by the Master Servicer pursuant to Section 4.01;

(viii)

any Class P Prepayment Charges;

(ix)

any Compensating Interest payments;

(x)

any amounts deposited by the Master Servicer in connection with a deductible clause in any blanket hazard insurance policy in respect of the Mortgage Loans in such Loan Group;

(xi)

all proceeds of a primary mortgage guaranty insurance policy in respect of the Mortgage Loans in such Loan Group; and

(xii)

any other amounts required to be deposited hereunder.

In the event that the Master Servicer shall deposit into the Collection Account any amount not required to be deposited, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.  The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section.  All funds deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

(c)

[Reserved].

(d)

The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Distribution Account.  The Trust Administrator shall, promptly upon receipt but no later than on the Distribution Account Deposit Date, deposit in the Distribution Account and retain therein the following:

(i)

the aggregate amount remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.10(a)(ix)(A);

(ii)

any amount deposited by the Master Servicer or the Trust Administrator pursuant to Section 3.07(e) in connection with any losses on Permitted Investments; and

(iii)

any other amounts described hereunder which are required to be deposited in the Distribution Account.

In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trust Administrator in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Trust Administrator which describes the amounts deposited in error in the Distribution Account.  All funds deposited in the Distribution Account shall be held by the Trust Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.10(b).  Funds deposited in the Distribution Account in respect of the Class P Prepayment Charges shall be treated as assets of the Subsidiary REMIC, as described in the Preliminary Statement.  In no event shall the Trust Administrator incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

(e)

Each institution at which the Collection Account or Distribution Account is maintained shall invest the funds on deposit in the Collection Account, as directed in writing by the Master Servicer, or the Distribution Account, as directed in writing by the Trust Administrator, in Permitted Investments.  Funds invested in the Collection Account shall mature not later than the Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of or is managed by the institution that maintains, or is the custodian for, such account, then such Permitted Investment shall mature not later than such Distribution Account Deposit Date).  Permitted Investments in respect of the Collection Account or the Distribution Account shall not be sold or disposed of prior to their maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gain net of any losses realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Master Servicer as Master Servicing Compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer (from its own funds without any right of reimbursement) in the Collection Account or paid to the Trustee by wire transfer of immediately available funds for deposit into the Distribution Account.  All income and gain (net of any losses realized from any such investment of funds on deposit in the Distribution Account) shall be for the benefit of the Trust Administrator as compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator, in the Distribution Account.  The Trust Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account (except to the extent the Trust Administrator is the obligor and has defaulted thereon), or the Distribution Account, and made in accordance with this Section 3.07.  In the absence of written instructions by the Trust Administrator, all funds on deposit therein shall remain uninvested.

(f)

The Master Servicer shall give notice to the Trustee, the Trust Administrator, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account prior to any change thereof.  The Trust Administrator shall give notice to the Trustee, the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

(g)

Each of the Collection Account and Distribution Account, shall at all times be an Eligible Account, provided, that the Collection Account may be deemed to be a sub-account of the Distribution Account.  If at any time either the Collection Account, or Distribution Account, as applicable, ceases to be an Eligible Account, the Master Servicer, the Trustee or the Trust Administrator, as applicable, shall immediately establish and maintain a new Collection Account or Distribution Account, as applicable, that is an Eligible Account, and shall immediately transfer all funds on deposit in the former Collection Account or Distribution Account, as applicable, to the new Collection Account or Distribution Account, as applicable.

Section 3.08

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall require each Servicer to establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors.  Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

Section 3.09

Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer and the Custodian shall afford and the Master Servicer shall require the Servicers to afford the Depositor, the Trustee and the Trust Administrator and their respective agents or representatives reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement or the Servicing Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer, the applicable Servicer or the Custodian to the extent set forth in the applicable Servicing Agreement.

Upon reasonable advance notice in writing, the Master Servicer and the Custodian will provide or the Master Servicer shall require the Servicers, to the extent set forth in the applicable Servicing Agreement, to provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided, that the Master Servicer, the applicable Servicer or the Custodian shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer, the applicable Servicer or the Custodian in providing such reports and access.

Section 3.10

Permitted Withdrawals from the Collection Account and Distribution Account.

(a)

The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i)

to pay to the Servicers (to the extent not previously retained by them), the servicing compensation to which they are entitled pursuant to the applicable Servicing Agreements, and to pay to the Master Servicer, earnings on or investment income with respect to funds in or credited to the Collection Account;

(ii)

to reimburse each of the Servicers or the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this sub-clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(iii)

to reimburse the Servicers or the Master Servicer for any Nonrecoverable Advance previously made;

(iv)

to reimburse the Servicers or the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(v)

to reimburse the Servicers or the Master Servicer for (a) unreimbursed Servicing Advances, the Servicers’ or the Master Servicer’s right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 4.01 and (b) for unpaid Servicing Fees as provided in Section 3.15 hereof;

(vi)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02 or 2.03, all amounts received thereon after the date of such purchase;

(vii)

to reimburse the Transferor, the Master Servicer or the Depositor for expenses or indemnities incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

(viii)

to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

(ix)

on or prior to the Distribution Account Deposit Date, to (A) withdraw (i) an amount equal to the related Available Funds for such Distribution Date and (ii) on or after the Cross-Over Date only, any Recoveries received during the related Prepayment Period, and remit by wire transfer of immediately available funds such amounts to the Trust Administrator for deposit in the Distribution Account and (B) withdraw any Class P Prepayment Charges received and remit by wire transfer of immediately available funds such amounts to the Trust Administrator for deposit into the Distribution Account;

(x)

to reimburse the Master Servicer for any costs or expenses incurred by it and reimbursable pursuant to Section 3.02; and

(xi)

to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such sub-clauses (i), (ii), (iv), (v) and (vi).  Prior to making any withdrawal from the Collection Account pursuant to sub-clause (iii), the Master Servicer shall deliver to the Trust Administrator an Officer’s Certificate of a Master Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(b)

The Trust Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders, in the manner specified in this Agreement (and withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11).  In addition, the Trust Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

(i)

to pay to the Trust Administrator earnings on or investment income, if any with respect to funds in or credited to the Distribution Account;

(ii)

to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein in accordance with Section 3.07(d);

(iii)

to withdraw any indemnity, expense or other reimbursement owed to it or the Trustee pursuant to this Agreement, including, without limitation, Section 3.05, Section 7.02, Section 8.05 and Section 9.05; and

(iv)

to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01 hereof.

Section 3.11

Maintenance of Hazard Insurance.

(a)

For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

Pursuant to Sections 3.07 and 3.08, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Sections 3.07 and 3.08.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.07 and 3.08.

Section 3.12

Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.13

Maintenance of the Primary Insurance Policies.

(a)

The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder.  The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Sections 3.07 and 3.08, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Sections 3.07 and 3.08.

Section 3.14

Realization upon Defaulted Mortgage Loans.

The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

Section 3.15

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

(b)

The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c)

The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Collection Account.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property prior to the close of the third calendar year after the year in which the Trust Fund acquires such Mortgaged Property unless the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such Mortgaged Property for the period of such extension.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed-in-lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Master Servicer will cause the applicable Servicer to comply with the provisions of Treasury Regulation Section 1.1445 2(d)(3) (or any successor provision thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.16

Due on Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.17

Trustee to Cooperate; Release of Mortgage Files.

Upon (i) the payment in full of any Mortgage Loan, or (ii) the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or otherwise in connection with the servicing of any Mortgage Loan, the Master Servicer shall, upon receipt of notification from the related Servicer pursuant to the applicable Servicing Agreement, which notification shall state that such payment in full has been deposited in the Collection Account or has otherwise been escrowed in a manner customary for such purposes, instruct the Custodian to, and the Custodian shall release the related Mortgage File to the related Servicer.  Upon notification, the Trustee shall at the Custodian’s direction execute and deliver to the Custodian the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Custodian, together with the Mortgage Note with written evidence of cancellation thereon.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreements, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Section 3.18

Documents, Records and Funds in Possession of the Master Servicer and the Custodian to Be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall forward to the Custodian with an instruction to, and the Custodian shall, place within the Mortgage File and the Master Servicer shall cause each Servicer to transmit to the Custodian as required by this Agreement and the related Servicing Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer or related Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or related Servicer or which otherwise are collected by the Master Servicer or related Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, the related Servicer or the Custodian in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account or any Protected Account, shall be held by the Master Servicer, the related Servicer or the Custodian for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement.  Each of the Master Servicer and the Custodian also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 3.19

Master Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to the Master Servicing Compensation.

Section 3.20

Access to Certain Documentation.

The Master Servicer and the Custodian shall provide and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer, the Custodian and the related Servicer.  Nothing in this Section shall limit the obligation of the Master Servicer, the Custodian and the related Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer, the Custodian or the related Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  In fulfilling such requests, the Master Servicer and the Custodian shall not be responsible to determine the sufficiency of such information.

Section 3.21

Annual Statement as to Compliance.

The Master Servicer shall deliver to the Depositor, each Rating Agency, the Trust Administrator and the Trustee on or before March 15th of each year, commencing with March 15, 2006, an Officer’s Certificate, signed by two officers of the Master Servicer, stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

Section 3.22

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

On or before March 15th of each year, commencing with March 15, 2006, if the Master Servicer in its capacity as Master Servicer has, during the course of any fiscal year, directly serviced any Mortgage Loan, then at its expense it shall cause a nationally or regionally recognized firm of independent public accountants (which may also render other services to the Master Servicer, the Depositor, the Trust Administrator, the Trustee or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Trust Administrator and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a Schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report.  Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Master Servicer’s expense, provided such statement is delivered by the Master Servicer to the Trust Administrator.

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall for so long as it acts as Master Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents.  Each such policy or policies shall be in such form and such amount generally acceptable for entities serving as master servicer.  In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

ARTICLE IV

DISTRIBUTIONS AND SERVICING ADVANCES

Section 4.01

Priorities of Distribution.

(a)

(i)  On each Distribution Date, the Trust Administrator shall withdraw the Available Funds, (to the extent on deposit in the Distribution Account) from the Distribution Account and, pursuant to written instruction received from the Master Servicer as set forth in Section 4.03(a), upon which it may conclusively rely, apply such funds, first to distributions in respect of the Subsidiary REMIC Regular Interests and Middle REMIC Regular Interests, as provided in the Preliminary Statement, and then to distributions on the Certificates in the following order and priority and, in each case, to the extent of such Available Funds:

first, concurrently, to the holders of the Senior Certificates, the Interest Remittance Amount, up to the Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount, if any, for such Certificates for such Distribution Date and;

second, sequentially, to the holders of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, the remaining Interest Remittance Amount, in an amount equal to the Monthly Interest Distributable Amount for each such class.

On each Distribution Date, the portion of the Interest Remittance Amount received on the Group 1 Loans will be deemed to be distributed to the Group 1 Certificates, the portion of the Interest Remittance Amount received on the Group 2 Loans will be deemed to be distributed to the Group 2 Certificates and the portion of the Interest Remittance Amount received on the Group 3 Loans will be deemed to be distributed to the Group 3 Certificates, in each case, until the related Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount of each such class of certificates for such Distribution Date has been paid in full. Thereafter, the portion of the Interest Remittance Amount not required for such distributions is available to be applied to the class or classes of certificates that are not related to such Loan Group.

(ii)

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount for such Distribution Date will be distributed as follows:

(A)

first, to the Senior Certificates, the Principal Distribution Amount will be distributed, concurrently, as follows:

(1)

the Group 1 Principal Distribution Amount will be distributed, concurrently, to the Class 1-A-1 and Class 1-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero;

(2)

the Group 2 Principal Distribution Amount will be distributed, concurrently, to the Class 2-A-1 and Class 2-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(3)

the Group 3 Principal Distribution Amount will be distributed, concurrently, to the Class 3-A-1 and Class 3-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(B)

second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates, in that order, in each case, until their respective Certificate Principal Balances are reduced to zero;

(iii)

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

(A)

first, to the Senior Certificates, the Senior Principal Distribution Amount will be distributed, concurrently, as follows:

(1)

the Group 1 Senior Principal Distribution Amount will be distributed, concurrently, to the Class 1-A-1 and Class 1-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero;

(2)

the Group 2 Senior Principal Distribution Amount will be distributed, concurrently, to the Class 2-A-1 and Class 2-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(3)

the Group 3 Senior Principal Distribution Amount will be distributed, concurrently, to the Class 3-A-1 and Class 3-A-2 certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(B)

second, to the Class B-1 certificates, the Class B-1 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero;

(C)

third, to the Class B-2 certificates, the Class B-2 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero;

(D)

fourth, to the Class B-3 certificates, the Class B-3 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero;

(E)

fifth, to the Class B-4 certificates, the Class B-4 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero;

(F)

sixth, to the Class B-5 certificates, the Class B-5 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero; and

(G)

seventh, to the Class B-6 certificates, the Class B-6 Principal Distribution Amount until its Certificate Principal Balance is reduced to zero.

(b)

on each Distribution Date, the Net Monthly Excess Cashflow, if any, will be distributed as follows:

(i)

To the holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal pursuant to Section 4.01(a)(ii) or (iii) above, in an amount equal to any Overcollateralization Target Maintenance Amount for such Distribution Date, (without taking into account amounts, if any, received under the Interest Rate Swap Agreement, distributable to such holders as part of the Principal Distribution Amount), in the order of priority set forth above in Section 4.01(a)(ii) or (iii);

(ii)

second, concurrently, to the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 3-A-2 certificates, in each case, first up to the Unpaid Interest Shortfall Amount for each such class and second up to the Allocated Realized Loss Amount, for each such class;

(iii)

third, sequentially, to the holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order, in each case, first up to the Unpaid Interest Shortfall Amount for each such class and second up to the Allocated Realized Loss Amount, for each such class;

(iv)

fourth, to make payments to the Net WAC Rate Carryover Reserve Account, to the extent any Net WAC Rate Carryover Amounts are required to be distributed to the holders of the Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates, without taking into account amounts, if any, received under the Interest Rate Swap Agreement or the Cap Contract;

(v)

fifth, to the Swap Provider, any Swap Termination Payments resulting from a Swap Provider Trigger Event;

(vi)

sixth, if such Distribution Date follows the Prepayment Period during which occurs the latest date on which a prepayment charge may be required to be paid in respect of any Mortgage Loans or if such Distribution Date is the final Distribution Date, to the Holders of the Class P Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof is reduced to zero;

(vii)

seventh, to the Holders of the Class C Certificates; and

(viii)

eighth, any remaining amounts to the Holders of the Class R Certificates.

(c)

After the distributions set forth in Section 4.01(a) and (b), an amount equal to the amount of Subsequent Recoveries remitted to the Master Servicer shall be applied to increase the Certificate Principal Balance of, first, the Class of Senior Certificates outstanding to the extent of such Realized Losses previously allocated to such Class of Certificates pursuant to Section 4.02 and second the Class of Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.02.  An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.02.  Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

Section 4.02

Allocation of Realized Losses.

(a)

On or prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses and the allocation of such total amount as set forth below.  Realized Losses occurring on the Mortgage Loans shall be allocated as follows:

(i)

first, to reduce the Net Monthly Excess Cashflow;

(ii)

second, to Net Swap Payments received under the Interest Rate Swap Agreement;

(iii)

third, sequentially, to the Class C, Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Certificates, in that order, in each case, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

fourth, (a) to the extent that such Realized Loss relates to a Group 1 Loan, first to the Class 1-A-2 Certificates until their Certificate Principal Balance has been reduced to zero and second to the Class 1-A-1 Certificates until their Certificate Principal Balance has been reduced to zero, (b) to the extent that such Realized Loss relates to a Group 2 Loan, first to the Class 2-A-2 Certificates until their Certificate Principal Balance has been reduced to zero and second to the Class 2-A-1 Certificates until their Certificate Principal Balance has been reduced to zero, and (c) to the extent that such Realized Loss relates to a Group 3 Loan, first to the Class 3-A-2 Certificates until their Certificate Principal Balance has been reduced to zero and second to the Class 3-A-1 Certificates until their Certificate Principal Balance has been reduced to zero.

(b)

Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 4.02(a) above shall be accomplished by reducing the Certificate Principal Balance by the amount so allocated as of the Distribution Date in the month following the calendar month in which such Realized Loss was incurred.  The Certificate Principal Balance of any certificate may not be reduced more than once in respect of any particular amount both (i) allocable to such certificate in respect of Realized Losses and (ii) distributable as principal to the holder of such certificate from Net Monthly Excess Cashflow.

Section 4.03

Distribution Date Statements to Certificateholders.

(a)

Not later than two Business Days prior to each Distribution Date, the Master Servicer shall prepare and make available to the Trust Administrator and not later than each Distribution Date, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Rating Agencies, the Swap Provider, the NIMS Insurer, the Trustee and any other interested parties a statement based in part on information provided by each Servicer setting forth the following information with respect to the related distribution (in the case of information furnished pursuant to (i) and (ii) below, the amounts shall be expressed as a dollar amount per one thousand:

(i)

the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

(iii)

the aggregate Servicing Fee (and any other compensation payable to the Servicer) paid during the related Due Period;

(iv)

the aggregate amount of any Class P Prepayment Charges collected on the Mortgage Loans identified on Schedule V hereto;

(v)

the aggregate Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

(vi)

the number, aggregate Principal Balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(vii)

the number and aggregate unpaid Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(viii)

the total number and cumulative principal balance of all REO Properties as of the close of business on the last day of the preceding Prepayment Period;

(ix)

the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

(x)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xi)

the aggregate amount of Realized Losses incurred during the related Prepayment Period, the aggregate amount of Realized Losses incurred since the Closing Date and the aggregate amount of Subsequent Recoveries received during the related Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date;

(xii)

the aggregate Class Principal Balance and Notional Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

(xiii)

the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

(xiv)

the Monthly Interest Distributable Amount in respect of the Senior Certificates, the Subordinate Certificates and the Class C Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to the Senior Certificates and the Subordinate Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Reductions;

(xv)

the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24;

(xvi)

the aggregate amount of Relief Act Reductions for such Distribution Date;

(xvii)

the Overcollateralization Target Amount, Overcollateralization Amount and Overcollateralization Deficiency Amount and the Credit Enhancement Percentage for such Distribution Date;

(xviii)

the respective Pass-Through Rates applicable to the Senior Certificates, the Subordinate Certificates and the Class C Certificates for such Distribution Date and the Pass-Through Rate applicable to the Senior Certificates and the Subordinate Certificates for the immediately succeeding Distribution Date;

(xix)

[reserved];

(xx)

when the Stepdown Date or Trigger Event has occurred;

(xxi)

the Available Funds;

(xxii)

the Net WAC Rate Carryover Amount for the Senior Certificates and the Subordinate Certificates, if any, for such Distribution Date, the amount remaining unpaid after reimbursements therefor on such Distribution Date; and

(xxiii)

the amount of any Net Swap Payments or Swap Termination Payments.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

(b)

The Trust Administrator’s responsibility for disbursing the above information to the Master Servicer, the Trustee, the NIMS Insurer, Depositor, Certificateholders and other interested parties is limited to the availability, timeliness and the accuracy of the information provided by each Servicer.  The Trust Administrator will make a copy of each statement provided pursuant to this Section 4.03 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the NIMS Insurer and other interested parties, and other parties to this Agreement via the Trust Administrator’s internet website located at “www.ctslink.com”.  Assistance in using the internet website can be obtained by calling the Trust Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trust Administrator shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Trust Administrator shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

The Trust Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties (including each Servicer) for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

As a condition to access the Trust Administrator’s internet website, the Trust Administrator may require registration and the acceptance of a disclaimer.  The Trust Administrator will not be liable for the dissemination of information in accordance with this Agreement.

(c)

Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

Section 4.04

Net WAC Rate Carryover Reserve Account.

No later than the Closing Date, the Trust Administrator shall establish and maintain with itself a separate, segregated trust account titled, “Wells Fargo Bank, N.A., as Trust Administrator, in trust for the registered holders of MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8—Net WAC Rate Carryover Reserve Account.” All amounts deposited in the Net WAC Rate Carryover Reserve Account shall be distributed to the Holders of the Senior Certificates (other than the Group 3 Certificates) and/or the Subordinate Certificates in the manner set forth in Section 4.01(b).

On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Senior Certificates (other than the Group 3 Certificates) and/or the Subordinate Certificates, the Trust Administrator has been directed by the Class C Certificateholders to, and therefore will, deposit into the Net WAC Rate Carryover Reserve Account the amounts described in Section 4.01(b)(iv), rather than distributing such amounts to the Class C Certificateholders. On each such Distribution Date, the Trust Administrator shall hold all such amounts for the benefit of the Holders of the Senior Certificates (other than the Group 3 Certificates) and the Subordinate Certificates, and will distribute such amounts to the Holders of the Senior Certificates (other than the Group 3 Certificates) and the Subordinate Certificates, as applicable, in the amounts and priorities set forth in Section 4.01(b).

For federal and state income tax purposes, the Class C Certificateholders will be deemed to be the owner of the Net WAC Rate Carryover Reserve Account. All amounts deposited into the Net WAC Rate Carryover Reserve Account shall be treated as amounts distributed to the Holder of the Class C Interest.  The Net WAC Rate Carryover Reserve Account will be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Senior Certificates (other than the Group 3 Certificates) and the Subordinate Certificates, all amounts remaining on deposit in the Net WAC Rate Carryover Reserve Account will be released by the Trust and distributed to the Class C Certificateholder.  The Net WAC Rate Carryover Reserve Account will be part of the Trust but not part of any REMIC and any payments to the Holders of the Senior Certificates and the Subordinate Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

By accepting a Class C Certificate, each Class C Certificateholder hereby agrees to direct the Trust Administrator, and the Trust Administrator hereby is directed, to deposit into the Net WAC Rate Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class C Certificateholders. By accepting a Class C Certificate, each Class C Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

Amounts on deposit in the Net WAC Rate Carryover Reserve Account shall remain uninvested.

Section 4.05

Supplemental Interest Trust.

A separate trust is hereby established (the “Supplemental Interest Trust”), the corpus of which shall be held by the Trust Administrator, in trust, for the benefit of the holders of the Senior Certificates and the Subordinate Certificates.  The Supplemental Interest Trust will not be a part of any REMIC created hereby.

Section 4.06

Swap Account.

(a)

No later than the Closing Date, the Trust Administrator shall establish and maintain with itself, as agent for the Trustee, a separate, segregated trust account titled, “Wells Fargo Bank, N.A. as Trustee, in trust for the registered holders of MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8—Swap Account” (the “Swap Account”).  Such account shall be an Eligible Account and amounts therein shall be held uninvested.  The Swap Account shall be an asset of the Supplemental Interest Trust, but shall not be an asset of any REMIC.

(b)

On each Distribution Date, prior to any distribution to any Certificate, the Trust Administrator shall deposit into the Swap Account: (i) the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement swap agreement) from funds collected and received with respect to the Mortgage Loans prior to the determination of Available Funds and (ii) amounts received by the Trust Administrator from the Swap Administrator, for distribution in accordance with subsection (d) below.  For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid in respect of the Class IO Interest to the extent of the amount distributable on such Class IO Interest on such Distribution Date, and any remaining amount shall be deemed paid in respect of a Class IO Distribution Amount (as defined below).

(c)

For federal income tax purposes, the Swap Account shall be owned by the beneficial owners of the Class C Certificates.

(d)

Following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.01(b) and withdrawals from the Net WAC Rate Carryover Account, the Trust Administrator shall withdraw amounts from the Swap Account for distribution as follows:

(1)

first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

(2)

second, to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not resulting from a Swap Provider Trigger Event pursuant to the Swap Agreement;

(3)

third, concurrently, to the Senior Certificates, the related Monthly Interest Distributable Amount and Unpaid Interest Shortfall Amount remaining undistributed after the distribution of the Interest Remittance Amount and withdrawals from the Net WAC Rate Carryover Account;

(4)

fourth, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates, in that order, the related Monthly Interest Distributable Amount and Unpaid Interest Shortfall Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount, the Net Monthly Excess Cashflow and withdrawals from the Net WAC Rate Carryover Account;

(5)

fifth, to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Overcollateralization Target Amount after taking into account distributions made with respect thereto from the Net Monthly Excess Cashflow and withdrawals from the Net WAC Rate Carryover Account;

(6)

sixth, sequentially (x) first, concurrently, to the Senior Certificates, pro rata, and (y) second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates, in that order, in each case up to the related Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after distribution of the Net Monthly Excess Cashflow and withdrawals from the Net WAC Rate Carryover Account;

(7)

seventh, to the Senior Certificates (other than the Class 3-A-1 and Class 3-A-2 certificates) and Subordinate Certificates, pro rata, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after withdrawals from the Net WAC Rate Carryover Account; and

(8)

eighth, to the Class C Certificates, any remaining amount.

(e)

For federal income tax purposes, the Trust Administrator shall treat the Holders of Certificates (other than the Class P, Class C and Class R Certificates) as having entered into a notional principal contract with respect to the Holders of the Class C Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class C and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class C Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the regular interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class IO Distribution Amount”). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Net WAC Rate, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class C Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the Holders of the Certificates (other than the Class C, Class P and Class R Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a regular interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class C, Class P and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of their interests in the Master REMIC and as having been paid by such Holders to the Swap Administrator pursuant to the notional principal contract. Thus, each Certificate (other than the Class P and Class R Certificates) shall be treated as representing not only ownership of regular interests in the Master REMIC, but also ownership of an interest in, and obligations with respect to, a notional principal contract.  For federal income tax purposes, the Trust Administrator shall treat such notional principal contract as having a value of $10,000 as of the Closing Date.

Section 4.07

Tax Treatment of Swap Payments and Swap Termination Payments.

For federal income tax purposes, each holder of a Senior or Subordinate Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments from either the Net WAC Rate Carryover Reserve Account or the Swap Account in respect of the Net WAC Rate Carryover Amount or the obligation to make payments to the Swap Account. For federal income tax purposes, the Trust Administrator will account for payments to each Senior and Subordinate Certificate as follows: each Senior and Subordinate Certificate will be treated as receiving their entire payment from the Master REMIC (regardless of any Swap Termination Payment or obligation under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class’ obligation under the Interest Rate Swap Agreement.

Section 4.08

Determination of LIBOR.

(a)

On each LIBOR Determination Date for a Class of Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates, the Trust Administrator shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date.  As used herein, “Telerate page 3750” means the display designated as page 3750 on the Bridge Telerate Service.

If on any LIBOR Determination Date for a Class of Senior Certificates (other than the Group 3 Certificates) or Subordinate Certificates, the Trust Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous LIBOR Determination Date for such Class of Certificates or (y) the Reserve Interest Rate.  The “Reserve Interest Rate” will be the rate per annum which the Trust Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one month U.S. Dollar lending rates that New York City banks selected by the Trust Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one month U.S. Dollar lending rate that the New York City banks selected by the Trust Administrator are quoting on such LIBOR Determination Date to leading European banks.

If on any LIBOR Determination Date for a Class of Senior Certificates (other than the Group 3 Certificates) or Subordinate Certificates, the Trust Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous LIBOR Determination Date for such Class of Certificates, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

The establishment of LIBOR by the Trust Administrator and the Trust Administrator’s subsequent calculation of the rates of interest applicable to each of the Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates will, in the absence of manifest error, be final and binding.  After a LIBOR Determination Date, the Trust Administrator shall provide the Pass-Through Rates of the Senior Certificates (other than the Group 3 Certificates) and Subordinate Certificates for the related Distribution Date to Certificate Owners or Holders of such Certificates who place a telephone call to the Trust Administrator at (301) 815-6600 and make a request therefor.

(b)

On each One-Year LIBOR Determination Date for a Class of Group 3 Certificates, the Trust Administrator shall determine One-Year LIBOR for the applicable Distribution Date on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one year deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date.  As used herein, “Telerate page 3750” means the display designated as page 3750 on the Bridge Telerate Service.

If on any One-Year LIBOR Determination Date for a Class of Group 3 Certificates, the Trust Administrator is unable to determine One-Year LIBOR on the basis of the method set forth in the preceding paragraph, One-Year LIBOR for the applicable Distribution Date will be whichever is higher of (x) One-Year LIBOR as determined on the previous LIBOR Determination Date for such Class of Group 3 Certificates or (y) the Reserve Interest Rate.  The “Reserve Interest Rate” will be the rate per annum which the Trust Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one year U.S. Dollar lending rates that New York City banks selected by the Trust Administrator are quoting, on the relevant One-Year LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one year U.S. Dollar lending rate that the New York City banks selected by the Trust Administrator are quoting on such One-Year LIBOR Determination Date to leading European banks.

If on any One-Year LIBOR Determination Date for a Class of Group 3 Certificates, the Trust Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, One-Year LIBOR for the applicable Distribution Date will be One-Year LIBOR as determined on the previous One-Year LIBOR Determination Date for such Class of Group 3 Certificates.

The establishment of One-Year LIBOR by the Trust Administrator and the Trust Administrator’s subsequent calculation of the rates of interest applicable to each of the Group 3 Certificates will, in the absence of manifest error, be final and binding.  After a One-Year LIBOR Determination Date, the Trust Administrator shall provide the Pass-Through Rates of the Group 3 Certificates for the related Distribution Date to Certificate Owners or Holders of Group 3 Certificates who place a telephone call to the Trust Administrator at (301) 815-6600 and make a request therefor.

Section 4.09

Advances.

The Master Servicer shall deposit in the Distribution Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an Advance in an amount equal to the difference between (x) with respect to each Scheduled Payment due on a Mortgage Loan that is delinquent (other than as a result of a Relief Act Reduction) and for which the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Advance to be a Nonrecoverable Advance.  Subject to the foregoing, the Master Servicer shall continue to make such Advances for so long as the related Servicer is required to do so under the related Servicing Agreement.  If applicable, on the Distribution Account Deposit Date, the Master Servicer shall deliver an Officer’s Certificate to the Trust Administrator stating that the Master Servicer elects not to make an Advance in a stated amount and detailing the reason(s) it deems the Advance to be a Nonrecoverable Advance.  Any amounts deposited by the Master Servicer pursuant to this Section 4.09 shall be net of the Servicing Fee for the related Mortgage Loans.

Section 4.10

Cap Contract.

No later than the Closing Date, the Trust Administrator shall establish and maintain with itself, as agent for the Trustee, a separate, segregated trust account titled, “Wells Fargo Bank, N.A. as Trustee, in trust for the registered holders of MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8—Cap Account” (the “Cap Account”).  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class C Certificateholders shall be deemed to be the owners of the Cap Account. The Cap Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Senior and the Subordinate Certificates, all amounts remaining on deposit in the Cap Account shall be released by the Trust and distributed to the Class C Certificateholders.  The Cap Account shall be part of the Trust but not part of any REMIC and any payments to the Holders of the Senior Certificates and the Subordinate Certificates from the Cap Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

A separate trust is hereby established (the “Excess Cap Amount Trust”), the corpus of which shall be held by the Trust Administrator, in trust, for the benefit of the holders of the Class C Certificates.  The Excess Cap Amount Trust will not be a part of any REMIC created hereby.

On each Distribution Date on which there is a payment received under the Cap Contract that is based on a notional amount in excess of the Class Principal Amount of the Group 1 Certificates, the Group 2 Certificates and the Subordinate Certificates (such amount, the “Excess Cap Amount”), the Trust Administrator shall not treat such payments as amounts on deposit in the Cap Account for purposes of determining the amount in the Cap Account for any Distribution Date.  Any such Excess Cap Amount shall not be an asset of the Trust and, instead, shall be paid into and distributed out of the Excess Cap Amount Trust, and the Trust Administrator shall distribute such amount to the Class C Certificateholders.  On each Distribution Date, the Trust Administrator shall distribute in the order of priority and to the extent specified pursuant to this section 4.10 the sum of (without duplication) (a) any payments made by the Cap Counterparty to the Trust for such Distribution Date with respect to the Cap Contract and (b) any amounts then on deposit in the Cap Account, including any earnings thereon in respect of the Cap Contract.  On any Distribution Date, any amounts that the Trust Administrator is not required to distribute from the Cap Account pursuant to this Section 4.10 shall remain on deposit in the Cap Account.

Upon receipt of any amounts paid under the Cap Contract, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.01(b), and withdrawals from the Swap Account, the Trust Administrator shall deposit such amounts into the Cap Account for distribution as follows:

(1)

first, concurrently, to the Senior Certificates, the related Monthly Interest Distributable Amount and Unpaid Interest Shortfall Amount remaining undistributed after the distribution of the Interest Remittance Amount, withdrawals from the Swap Account and withdrawals from the Net WAC Rate Carryover Account;

(2)

second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates, in that order, the related Monthly Interest Distributable Amount and Unpaid Interest Shortfall Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount, the Net Monthly Excess Cashflow, withdrawals from the Swap Account and withdrawals from the Net WAC Rate Carryover Account;

(3)

third, to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Overcollateralization Target Amount after taking into account distributions made with respect thereto from the Net Monthly Excess Cashflow, withdrawals from the Swap Account and withdrawals from the Net WAC Rate Carryover Account;

(4)

fourth, sequentially (x) first, concurrently, to the Senior Certificates, pro rata, and (y) second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates, in that order, in each case up to the related Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after distribution of the Net Monthly Excess Cashflow, withdrawals from the Swap Account and withdrawals from the Net WAC Rate Carryover Account;

(5)

fifth, to the Senior Certificates (other than the Class 3-A-1 and Class 3-A-2 certificates) and Subordinate Certificates, pro rata, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after withdrawals from the Swap Account and withdrawals from the Net WAC Rate Carryover Account; and

(6)

sixth, to the Class C Certificates, any remaining amount.

ARTICLE V

THE CERTIFICATES

Section 5.01

The Certificates.

The Certificates shall be substantially in the forms attached hereto as Exhibit A through F.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

Subject to Section 10.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by an authorized officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trust Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder.  All Certificates shall be dated the date of their countersignature.  On the Closing Date, the Trust Administrator shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Trust Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator.  Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required by the Trust Administrator.

All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(b)

(i)  No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer (other than the Depositor or an affiliate of the Depositor) shall certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the “Transferor Certificate”).  Further, such Certificateholder’s prospective transferee will either (i) deliver a letter in substantially the form of either Exhibit K (the “Investment Letter”) or Exhibit L (the “Rule 144A Letter”) or (ii) deliver to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Trust Administrator and the Master Servicer shall cooperate with the Depositor, in accordance with the Depositor’s request, in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor, to the extent in its possession, such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the NIMS Insurer, the Depositor, and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(ii)

No transfer of an ERISA-Restricted Certificate shall be made (other than to the Depositor or an affiliate of the Depositor) unless the Trust Administrator shall have received in accordance with Exhibit K or Exhibit L (in the event such Certificate is a Private Certificate) or paragraph 13 of Exhibit I (in the event such Certificate is a Residual Certificate), in form and substance satisfactory to such Trust Administrator (i) a representation that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA-Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trust Administrator, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator, the NIMS Insurer, the Depositor, the Transferor, the Master Servicer or the Trust Fund, addressed to the Trust Administrator to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in non-exempt prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Trust Administrator, the Depositor, the Transferor or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement.  For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s (including an initial acquirer’s) acceptance of the ERISA-Restricted Certificates.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate, to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code in violation of the above restrictions shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trust Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trust Administrator in accordance with the foregoing requirements.

Neither the Trust Administrator nor the Master Servicer shall be required to monitor, determine or inquire as to the compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and neither the Trust Administrator nor the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

(iii)

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Interest Rate Swap Agreement shall be made unless the Trust Administrator shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit K or Exhibit L (in the event such Certificate is a Private Certificate), to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate on behalf of a Plan without the delivery to the Trust Administrator of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

If any ERISA-Restricted Swap Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Swap Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Trustee, the Trust Administrator, the Depositor, the Transferor or the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trust Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Swap Certificate that is in fact not permitted by this Section 5.02(b)(iii) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trust Administrator in accordance with the foregoing requirements.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trust Administrator under subparagraph (b) above, the Trust Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee (other than the Depositor of an affiliate thereof) in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.  The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Trust Administrator, the NIMS Insurer, the Transferor or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Trust Administrator except to another Depository; (ii) the Depository shall maintain Book-Entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trust Administrator shall deal with the Depository as representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trust Administrator may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trust Administrator in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor notifies the Trust Administrator in writing, with the consent of the applicable Depository Participants, that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of a Master Servicer Event of Termination, Certificate Owners representing at least 51% of the Certificate Principal Balance of the Book-Entry Certificates together advise the Trust Administrator and the Depository through the Depository Participants in writing that the continuation of a Book-Entry system through the Depository is no longer in the best interests of the Certificate Owners and the Depository Participants consent to the termination, the Trust Administrator, upon receipt of notice of such event, shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trust Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trust Administrator shall issue the Definitive Certificates.  None of the Master Servicer, the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions.  The Depositor shall provide the Trust Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trust Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer, the NIMS Insurer and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 5.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator and its counsel) connected therewith.  Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04

Persons Deemed Owners.

The Master Servicer, the Trustee, the Trust Administrator, the NIMS Insurer and any agent of the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer, the Trust Administrator, the NIMS Insurer, the Trustee nor any agent of the Master Servicer, the Trust Administrator or the Trustee shall be affected by any notice to the contrary.

Section 5.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Trust Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trust Administrator, then the Trust Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trust Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 5.06

Maintenance of Office or Agency.

Certificates may be surrendered for registration of transfer or exchange at Corporate Trust Office of the Trust Administrator.  The Trust Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

THE DEPOSITOR, THE MASTER SERVICER AND THE CUSTODIAN

Section 6.01

Respective Liabilities of the Depositor, the Master Servicer and the Custodian.

The Depositor, the Master Servicer, the NIMS Insurer and the Custodian shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 6.02

Merger or Consolidation of the Depositor, the Master Servicer and the Custodian.

The Depositor, the Master Servicer and the Custodian will each keep in full effect its existence, rights and franchises as a corporation or limited partnership, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation or legal entity, as the case may be, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Master Servicer or the Custodian may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Custodian shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Custodian, shall be the successor of the Depositor, the Master Servicer or the Custodian, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

Section 6.03

Limitation on Liability of the Depositor, the NIMS Insurer, the Transferor, the Master Servicer, the Custodian and Others.

None of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Transferor, the NIMS Insurer, the Master Servicer or the Custodian shall be under any liability to the Trust for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Transferor, the NIMS Insurer, the Master Servicer, the Custodian or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian or any such Person from any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority, (ii) the performance of its duties and obligations and the exercise of its rights under this Agreement or the Certificates which constitute “unanticipated expenses incurred by the REMIC” within the meaning of the REMIC Provisions, or (iii) any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer and the Custodian shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Transferor, the NIMS Insurer, the Custodian and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

Section 6.04

Limitation on Resignation of Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to Section 6.05.  Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the NIMS Insurer.  No such resignation shall become effective until the Trustee or a successor master servicer acceptable to the NIMS Insurer, shall have assumed the Master Servicer’s responsibilities, duties, liabilities and obligations hereunder.

Section 6.05

Sale and Assignment of Master Servicing Rights.

The Master Servicer may sell, assign or delegate its rights, duties and obligations as Master Servicer under this Agreement in their entirety; provided, however, that:  (i) the purchaser or transferee accepting such sale, assignment and delegation (a) shall be a Person qualified to service mortgage loans for Fannie Mae or Freddie Mac, (b) shall have a net worth of not less than $50,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below) or (c) shall execute and deliver to the Trustee and the NIMS Insurer an agreement, in form and substance reasonably satisfactory to the Trustee and the NIMS Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, from and after the effective date of such assumption agreement or delegation; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and shall confirm in writing to the Master Servicer and the Trustee and the NIMS Insurer that any such sale, assignment or delegation would not result in a withdrawal or a downgrading of the rating on any Class of Certificates in effect immediately prior to such sale, assignment; and (iii) the Master Servicer shall deliver to the Trustee and the NIMS Insurer an Officer’s Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been fulfilled and such action is permitted by and complies with the terms of this Agreement.  No such sale, assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Section 6.06

Fees of the Custodian.

The Custodian shall be compensated as separately agreed in writing with the Master Servicer.

ARTICLE VII

DEFAULT

Section 7.01

Events of Default.

“Master Servicer Event of Termination,” wherever used herein, means any one of the following events:

(i)

The Master Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of one Business Day; or

(ii)

The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the NIMS Insurer or to the Master Servicer and the Trustee or the Trust Administrator by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates; or

(iii)

There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)

The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

(v)

The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Section 6.04.

In each and every such case, so long as such Master Servicer Event of Termination with respect to the Master Servicer shall not have been remedied, the Trustee may, and (i) at the direction of the NIMS Insurer or Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates or (ii) if such Master Servicer Event of Termination is related to a failure by the Master Servicer to make any Advance required to be made by it pursuant to the terms of this Agreement, the Trustee shall, in each case by notice in writing to the Master Servicer, with a copy to the Rating Agencies, terminate all of the rights and obligations (but not the liabilities accruing prior to the date of termination) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof.  Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, the Servicing Agreements, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 7.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the Mortgage Files and all other property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer’s duties thereunder.  In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given.  The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.10(a)(i) through (xi), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

If the Master Servicer and the Trust Administrator are the same Person, then at any time the Master Servicer is terminated pursuant to Section 7.01 hereof, the Trust Administrator shall likewise be removed as trust administrator hereunder.

Section 7.02

Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law, including the obligation to make Advances pursuant to Section 4.09.  As compensation therefor, the Trustee shall be entitled to investment income on all funds to which the Master Servicer would have been entitled in the Collection Account or Distribution Account if the Master Servicer had continued to act hereunder.  Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.09 hereof or if it is otherwise unable to so act, or if it has been requested in writing by the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates to do so, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Any successor to the Master Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to master service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, without regard to the guaranty provided by the Policies, as a result of such assignment and delegation.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05 hereof, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on Mortgage Loans as it and such successor master servicer shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted the Master Servicer hereunder.  The Trustee and such successor master servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor master servicer as Master Servicer shall give notice to each Servicer of such change of master servicer and shall, during the term of its service as master servicer enforce the requirement of each Servicer to maintain in force the policy or policies pursuant to Section 3.11.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the predecessor master servicer, including, without limitation, any costs or expenses (including but not limited to personnel time) associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.  If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iii); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 7.03

Notification to Certificateholders.

(a)

Upon any termination of or appointment of a successor to the Master Servicer, the Trustee (or the Trust Administrator on its behalf) shall give prompt written notice thereof to the NIMS Insurer, Certificateholders and to each Rating Agency.

(b)

Within 60 days after the occurrence of any Master Servicer Event of Termination, the Trustee or the Trust Administrator shall transmit by mail to the NIMS Insurer and all Certificateholders notice of each such Master Servicer Event of Termination hereunder actually known to a Responsible Officer of the Trustee or the Trust Administrator, unless such Master Servicer Event of Termination shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01

Duties of Trustee.

The Trustee, prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case a Master Servicer Event of Termination has occurred and remains uncured or unwaived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs, but only until such time as a successor Master Servicer shall have been appointed hereunder.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement to the extent that forms of such documents have been provided to the Trustee; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the NIMS Insurer and the Certificateholders of such non-conforming instrument in the event the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

unless a Master Servicer Event of Termination of which a Responsible Officer of the Trustee has actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trustee was negligent in ascertaining the pertinent facts;

(iii)

the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement;

(iv)

the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

(v)

the Trustee shall promptly remit to the Master Servicer any complaint, claim, demand, notice or other document (collectively, the “Notices”) delivered to the Trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided that any such Notice (i) is delivered to the Trustee at its Corporate Trust Office; and (ii) contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.  The Trustee shall have no duty hereunder with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to it or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

Section 8.02

Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(i)

the Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

(vi)

the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Termination until a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, the NIMS Insurer or the holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates.  In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Master Servicer Event of Termination;

(ix)

the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the NIMS Insurer, the Certificateholders, pursuant to the provisions of this Agreement, unless the NIMS Insurer or the Certificateholders have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Section 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer or the Trust Administrator.

Section 8.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trustee.

Section 8.05

Trustee’s Fees and Expenses.

The Trustee shall be compensated as separately agreed with the Master Servicer.  The Trustee and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, (ii) incurred in connection with the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), (iii) resulting form any error in any tax or information return prepared by the Master Servicer, and (iv) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trustee shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trustee, to the extent that the Trustee must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 8.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.  The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

Section 8.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the NIMS Insurer and the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee acceptable to the NIMS Insurer and in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06.  If no successor trustee meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the NIMS Insurer or the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the NIMS Insurer, the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee acceptable to the NIMS Insurer, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

The Holders of Certificates entitled to at least 51% of the Voting Rights or the NIMS Insurer may at any time remove the Trustee and appoint a successor trustee acceptable to the NIMS Insurer, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.  Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance by the successor trustee of appointment as provided in Section 8.08 hereof.

Section 8.08

Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor, the NIMS Insurer and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trustee of appointment as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trustee of appointment, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09

Merger or Consolidation of Trustee.

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer, the NIMS Insurer and the Trustee may consider necessary or desirable.  If the Master Servicer or the NIMS Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case a Master Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor master servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee; and

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer, the NIMS Insurer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE IX

CONCERNING THE TRUST ADMINISTRATOR AND THE MASTER SERVICER

Section 9.01

Duties of Trust Administrator.

The Trust Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trust Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such non-conforming instrument in the event the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trust Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trust Administrator was negligent in ascertaining the pertinent facts;

(iii)

the Trust Administrator shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising or omitting to exercise any trust or power conferred upon the Trust Administrator under this Agreement; and

(iv)

The Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

Section 9.02

Certain Matters Affecting the Trust Administrator.

Except as otherwise provided in Section 9.01:

(i)

the Trust Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trust Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trust Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trust Administrator shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodian and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trust Administrator with due care;

(vi)

the Trust Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trust Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trust Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

[reserved];

(viii)

[reserved];

(ix)

the Trust Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity satisfactory to the Trust Administrator against the costs, expenses and liabilities which may be incurred therein or thereby; and

(x)

the Trust Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Trust Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Trust Administrator and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trust Administrator shall be entitled to be reimbursed therefor out of the Collection Account.

The Trust Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Section 9.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trust Administrator assumes no responsibility for their correctness.  The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trust Administrator’s execution and authentication of the Certificates.  The Trust Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

Section 9.04

Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trust Administrator.

Section 9.05

Trust Administrator’s Fees and Expenses.

As compensation for its activities hereunder, the Trust Administrator shall be entitled to retain or withdraw from the Distribution Account and amount equal to the Trust Administrator Compensation.  The Trust Administrator and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trust Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder, (ii) incurred in connection with the performance of any of the Trust Administrator’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), or (iii) incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trust Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 9.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.  The entity serving as Trust Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

Section 9.07

Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and acceptance by a successor trust administrator in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.  If no successor trust administrator meeting such qualifications shall have been so appointed by the Depositor or the Trustee and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trust Administrator may petition any court of competent jurisdiction for the appointment of a successor trust administrator.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trust Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Trust Administrator, then the Depositor or the Trustee may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trust Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trust administrator.  If the Master Servicer and the Trust Administrator are the same Person, then at any time the Master Servicer is terminated pursuant to Section 7.01 hereof, the Depositor shall also remove the Trust Administrator as trust administrator hereunder.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trust Administrator and appoint a successor trust administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trust Administrator to the Trustee, one complete set to the Trust Administrator so removed and one complete set to the successor so appointed.  Notice of any removal of the Trust Administrator shall be given to each Rating Agency by the successor trust administrator.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance by the successor trust administrator of appointment as provided in Section 9.08 hereof.  If the Trust Administrator and the Master Servicer are the same Person, then at any time the Trust Administrator is removed pursuant to this Section 9.07, the Master Servicer shall likewise be terminated as master servicer hereunder.

The Trust Administrator (i) may not be an Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Trust Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody's (or such rating acceptable to Fitch pursuant to a rating confirmation).  If no successor trust administrator shall have been appointed and shall have accepted appointment within 60 days after Wells Fargo Bank, N.A., as Trust Administrator, ceases to be the trust administrator pursuant to this Section 9.07, then the Trustee shall perform the duties of the Trust Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies of any change of Trust Administrator.  In such event, the Trustee shall assume all of the rights and obligations of the Trust Administrator hereunder arising thereafter except that the Trustee shall not be (i) liable for losses of the predecessor Trust Administrator or any acts or omissions of the predecessor Trust Administrator hereunder or (ii) deemed to have made any representations and warranties of the Trust Administrator made herein.  The Trustee shall not be accountable for, shall have no liability for and makes no representation as to any acts or omissions hereunder of the Trust Administrator until such time as the Trustee may be required to act as successor Trust Administrator pursuant to this Section 9.07 and thereupon only for the acts or omissions of the Trustee as successor Trust Administrator.

The Trustee or successor trust administrator shall be entitled to be reimbursed from the Master Servicer for all reasonable costs and expenses associated with the transfer of the duties of the Trust Administrator from the predecessor Trust Administrator, including, without limitation, any costs or expenses associated with the complete transfer of all trust administrator data and the completion, correction or manipulation of such trust administrator data as may be required by the Trustee or successor trust administrator to correct any errors or insufficiencies in such trust administrator data or otherwise to enable the Trustee or successor trust administrator to perform the duties of the Trust Administrator properly and effectively.

The Trustee, as successor Trust Administrator, as compensation for its activities hereunder, shall be entitled to retain or withdraw from the Distribution Account an amount equal to the Trust Administrator Compensation.  To the extent such Trust Administrator Compensation is less than the current market rate that the Trustee would charge for providing similar trust administrator services in a similarly structured transaction, as mutually determined by the Trustee and the successor Master Servicer at the time the Trustee becomes the successor Trust Administrator, the successor Master Servicer, out of its own funds, shall pay the Trustee, as successor Trust Administrator, additional compensation in an amount equal to the difference between the Trust Administrator Compensation and such current market rate for such trust administrator services, as separately negotiated by the successor Master Servicer and the Trustee at the time the Trustee becomes the successor Trust Administrator.

Section 9.08

Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trust administrator herein.  The Depositor, the Trustee, the Master Servicer and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 9.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trust administrator of appointment as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trust administrator of appointment, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 9.09

Merger or Consolidation of Trust Administrator.

Any corporation or other entity into which the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any corporation or other entity succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 9.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10

[Reserved].

Section 9.11

Tax Matters.

It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions.  In furtherance of such intention, the Master Servicer covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of such REMIC and that in such capacity it shall:

(a)

prepare, submit to the Trustee for execution, and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;

(b)

apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or other acceptable method for such REMIC and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

(c)

make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

(d)

provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee described in clauses (i)-(iv) of the definition thereof, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

(e)

to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;

(f)

not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;

(g)

not permit the creation of any interests in such REMIC other than the Certificates;

(h)

not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement);

(i)

receive any income attributable to any asset which is neither a “qualified mortgage” nor a “permitted investment” within the meaning of the REMIC Provisions;

(j)

not receive any contributions to such REMIC after the Startup Day that would be subject to tax under Section 860G(d) of the Code;

(k)

not dispose of any assets of such REMIC at a gain if such disposition would be a “prohibited transaction” within the meaning of Section 860F(a)(2) of the Code;

(l)

pay, from the sources specified in the last paragraph of this Section 9.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from causing the withholding of payment of such tax, if permitted by law, pending the outcome of such proceedings);

(m)

ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

(n)

maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

The Holder of the largest Percentage Interest of the Class R Certificates shall act as “tax matters person” within the meaning of Treasury Regulations Section 1.860F-4(d) for each remaining REMIC created pursuant to this Agreement.  The Master Servicer is hereby designated as agent of such Class R Certificateholder for such purposes (or if the Master Servicer is not so permitted, such Holder shall be the tax matters person in accordance with the REMIC Provisions).  In such capacity, the Master Servicer shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

In order to enable the Master Servicer to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Master Servicer within ten (10) days after the Closing Date all information or data that the Master Servicer requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.  Thereafter, the Depositor shall provide to the Master Servicer promptly upon written request therefor, any such additional information or data that the Master Servicer may, from time to time, reasonably request in order to enable the Master Servicer to perform its duties as set forth herein.  The Depositor hereby indemnifies the Master Servicer for any losses, liabilities, damages, claims or expenses of the Master Servicer arising from any errors or miscalculations of the Master Servicer that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Master Servicer on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Master Servicer, the Trustee or the Trust Administrator, respectively, if any such other tax arises out of or results from a breach by the Master Servicer, the Trustee or the Trust Administrator, respectively, of any of its obligations under this Agreement, (ii) the Transferor, if any such tax arises out of or results from the Transferor’s obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iii) in all other cases, or in the event that the Trustee, the Trust Administrator, the Master Servicer or the Transferor fails to honor its obligations under the preceding clause (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.10(b).

Section 9.12

Periodic Filings.

(a)

With respect to each Distribution Date, prior to the issuance of the related monthly statement to Certificateholders pursuant to Section 4.03 (each, a “Distribution Date Statement”), the Master Servicer shall confirm that it has received all distribution and/or servicing information required to be provided to the Master Servicer by each Servicer for inclusion in such Distribution Date Statement.  In the event the Master Servicer determines that any such information has not been provided as required or is materially incorrect, the Master Servicer shall immediately notify the applicable Servicer and use its reasonable best efforts to cause such Servicer to provide or correct, as the case may be, such information promptly (but in any event in time to permit the Master Servicer to distribute the Distribution Date Statement at the time required in this Agreement).

(b)

Promptly upon receipt by the Master Servicer of (i) any officer’s certificate relating to any Servicer’s annual compliance with the terms of the applicable Servicing Agreement, (ii) any report of any Servicer’s independent public accountants relating to each Servicer’s compliance with servicing standards, as required under the applicable Servicing Agreement and (iii) any report of the Master Servicer’s independent public accountants required pursuant to Section 3.22, the Master Servicer shall review such officer’s certificate and reports.  As part of the Form 10-K required to be filed pursuant to paragraph (c) of this Section 9.12, the Master Servicer shall include each such annual statement of compliance (as well as any annual statement of compliance of the Master Servicer required pursuant to Section 3.21), and each such accountant’s report, as well as a report of any significant deficiencies relating to any Servicer’s performance of its obligations under the applicable Servicing Agreement.

(c)

The Master Servicer shall reasonably cooperate with the Depositor to enable the Trust to satisfy its reporting requirements under the Exchange Act.  The Master Servicer shall prepare on behalf of the Trust any Forms 8-K (or other comparable required Form containing the same or comparable information or other information mutually agreed upon) and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations promulgated thereunder, and the Master Servicer shall sign and file (via the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System) such forms on behalf of the Trust.

(d)

Each Form 8-K shall be filed by the Master Servicer within 15 days after each Distribution Date and shall include a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 31st of each year beginning in 2006 (or such earlier date as may be required by the Exchange Act and the rules and regulations promulgated thereunder), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff’s interpretations.  Such Form 10-K shall include as exhibits the annual statements of compliance, the accountant’s reports and any report of significant deficiencies relating to any Servicer’s performance of its obligations under the applicable Servicing Agreement described in paragraph (b) of this Section 9.12, in each case to the extent they have been timely delivered to the Master Servicer.  If they are not so timely delivered, the Master Servicer shall notify the Depositor and file a Form 12b-25 including such documents as exhibits within fifteen (15) calendar days after March 31st of such year.  The Master Servicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer’s inability or failure to obtain any information not resulting from its own negligence, bad faith or willful misconduct.  Each Form 10-K shall also include a certification in the form attached hereto as Exhibit N or in such other form as may be required by Rules 13a14 and 15d-14 under the Exchange Act, as applicable, and any directives or interpretations thereof by the Securities and Exchange Commission (the “Certification”), which certification shall be signed by a Master Servicing Officer.

(e)

Upon any filing with the Securities and Exchange Commission, the Master Servicer shall promptly deliver to the Depositor a copy of such executed report, statement or information.

(f)

Prior to January 30 of the first year in which the Master Servicer is able to do so under applicable law, the Master Servicer shall file a Form 15 Suspension Notification with respect to the Trust, unless specifically directed in writing not to do so by the Depositor.

ARTICLE X

TERMINATION

Section 10.01

Termination upon Liquidation or Repurchase of All Mortgage Loans.

(a)

Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Transferor, the Trustee and the Trust Administrator (other than the indemnification obligations of the Master Servicer pursuant to Section 6.03 and of the Master Servicer to make remittances to the Trust Administrator and the Trust Administrator to make payments in respect of the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trust Administrator and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Master Servicer on a servicing retained basis of all Mortgage Loans and each REO Property remaining in the Subsidiary REMIC (the “Trust Collateral”) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof or (b) the Latest Possible Maturity Date as defined in the Preliminary Statement.  Subject to Section 3.10 hereof, the purchase by the Master Servicer of all Mortgage Loans and each REO Property remaining in the Subsidiary REMIC shall be at a price (the “Termination Price”) equal to the greater of (i) the Principal Balance of the Mortgage Loans and the appraised value of any REO Properties, such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Master Servicer and the Trust Administrator in their reasonable discretion and (ii) the fair market value of all of the assets of the Subsidiary REMIC (as determined by the Master Servicer and the Trust Administrator, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01) in each case, plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date, plus Servicing Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, any accrued and unpaid Net WAC Rate Carryover Amount and any Swap Termination Payment payable to the Swap Provider then remaining unpaid or which is due to the exercise of such option; provided, however, such option may only be exercised if (i) the Termination Price is sufficient to pay all interest accrued on, as well as amounts necessary to retire the principal balance of, each class of notes issued pursuant to the Indenture and any remaining amounts owed to the trustee under the Indenture and the NIMS Insurer on the date such notes are retired and (ii) the fair market value of the Mortgage Loans and REO Properties determined as described above is at least equal to the Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and the appraised value of the REO Properties.

(b)

The Master Servicer shall have the right, to purchase the Trust Collateral pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Master Servicer may elect to purchase the Trust Collateral pursuant to clause (i) above only if the aggregate Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.  By acceptance of the Residual Certificates, the Holder of the Residual Certificates agrees for so long as any notes insured by the NIMS Insurer and secured by all or a portion of the Class C, Class P or Class R Certificates are outstanding, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class C Certificates.

(c)

Notice of the liquidation of the Certificates shall be given promptly by the Trust Administrator by letter to Certificateholders, the NIMS Insurer and the Trustee mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Master Servicer, not earlier than the 10th day and not later than the 20th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Subsidiary or Middle REMIC Regular Interests or the Certificates from and after the Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator.

In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Subsidiary REMIC by the Master Servicer, the Master Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the Termination Price.  The Trust Administrator shall remit to the Master Servicer from such funds deposited in the Distribution Account (i) any amounts which the Master Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.10 and (ii) any other amounts otherwise payable by the Trust Administrator to the Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 4.02.  Upon certification to the Trust Administrator by the Master Servicer of the making of such final deposit, the Trust Administrator shall promptly release to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trust Administrator shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.02 in respect of the Certificates so presented and surrendered.  Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to UBS Securities LLC, all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.  Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments.  All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

Section 10.02

Additional Termination Requirements.

(a)

In the event that the Master Servicer purchases the Trust Collateral or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC occurs pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trust Administrator and the Master Servicer have received an Opinion of  Counsel, which Opinion of Counsel shall be at the expense of the Master Servicer (or in connection with a termination resulting from the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC, which Opinion of Counsel shall be at the expense of the person seeking nonadherence to the following additional requirements but which in no event shall be at the expense of the Trust Fund or, unless it is the person seeking nonadherence to the following additional requirements, the Servicer or the  Trust Administrator), to the effect that the failure of the Subsidiary REMIC to comply with such additional requirements of this Section 10.02 will not (A) result in the imposition on the Trust Fund of taxes on “prohibited transactions,” as described in Section 860F of the Code, or (B) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)

The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each REMIC’s final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

(ii)

During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trust Administrator shall sell all of the assets of the Subsidiary REMIC to the Master Servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

At the expense of the Master Servicer, the Depositor shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC pursuant to this Section 10.02.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trust Administrator to specify the 90-day liquidation period for each REMIC, which authorization shall be binding upon all successor Certificateholders.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodian, the Trust Administrator and the Trustee, with the consent of the NIMS Insurer and without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus Supplement, (iii) to add to the duties of the Depositor, the Trustee, the Trust Administrator, the Transferor, the Custodian or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel addressed to the Trust Administrator and NIMS Insurer (which Opinion of Counsel shall be an expense of the party requesting the amendment, or if the Trust Administrator requests the amendment, the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.  The Trust Administrator, the Trustee, the Depositor, the Transferor, the Custodian, the NIMS Insurer and the Master Servicer also may at any time and from time to time amend this Agreement with the consent of the NIMS Insurer and without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trust Administrator and NIMS Insurer have been provided an Opinion of Counsel addressed to the Trust Administrator, NIMS Insurer and the Master Servicer, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

Section 9.12 of this Agreement may also be amended by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the NIMS Insurer and the Trustee with the consent of the NIMS Insurer and without the consent of any of the Certificateholders, and without the need for any Opinions of Counsel or Rating Agency confirmation, in the event that new guidelines or procedures are issued by the Securities and Exchange Commission with respect to the preparation and filing of the Form 10-K and the Certification required to be attached thereto as referenced in Section 9.12(d).

This Agreement may also be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodian, the Trust Administrator, the NIMS Insurer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee, the NIMS Insurer and the Trust Administrator shall not consent to any amendment to this Agreement (other than pursuant to the second preceding paragraph) unless it shall have first received an Opinion of Counsel addressed to the Trustee, the NIMS Insurer and the Trust Administrator, which opinion shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, to the effect that such amendment is permitted hereunder and will not cause the imposition of any tax under the REMIC Provisions on any REMIC or the Certificateholders or cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the NIMS Insurer and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Nothing in this Agreement shall require the Trustee or the Trust Administrator to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund), satisfactory to the Trust Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.

Section 11.02

Recordation of Agreement; Counterparts.

This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust on direction by the Trust Administrator (acting at the written direction of a Majority in Interest of the Certificateholders), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee.  It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.  The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholder.

Section 11.05

Notices.

(a)

The Trust Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(i)

Any material change or amendment to this Agreement;

(ii)

The occurrence of any Master Servicer Event of Termination that has not been cured;

(iii)

The resignation or termination of the Master Servicer, the Custodian, the Trust Administrator, the NIMS Insurer or the Trustee and the appointment of any successor;

(iv)

The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

(v)

The final payment to Certificateholders.

In addition, the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

(i)

Each annual statement as to compliance described in Section 3.21;

(ii)

Each annual independent public accountants’ servicing report described in Section 3.22; and

(iii)

Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02 or 2.03.

(b)

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Mortgage Asset Securitization Transactions, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, or such other address as the Master Servicer may hereafter furnish to each other party to this Agreement in writing, and in the case of Wells Fargo in its capacity as Custodian, Wells Fargo Bank, N.A., 1015 10th Avenue Southeast, Minneapolis, Minnesota 55414, (c) in the case of the Trustee, the Corporate Trust Office, or such other address as the Trustee may hereafter furnish to each other party to this Agreement in writing, (d) in the case of the Transferor, UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency and (f) in the case of the Trust Administrator, the Corporate Trust Office, or such other address as the Trust Administrator may hereafter furnish to each other party to this Agreement in writing.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

Section 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02 and this Section 11.07, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.  Pursuant to Section 6.05, the Master Servicer shall be permitted to pledge its rights as servicer hereunder to a lender, provided that no such pledge shall permit the termination of the Master Servicer as Master Servicer unless a successor servicer meeting the requirements of Sections 6.04 and 7.02 hereunder shall have assumed the rights and obligations of the Master Servicer hereunder.

Section 11.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Trust Administrator a written notice of a Master Servicer Event of Termination and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Trust Administrator to institute such action, suit or proceeding in its own name as Trustee or Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee or the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder and the Trustee and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.09

Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Servicer to permit any representative of the Depositor or the Trustee during the Master Servicer’s or Servicer’s, as the case may be, normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer or each Servicer, as the case may be, relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer or each Servicer, as the case may be, hereby authorize said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.  Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Servicer.

Section 11.10

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 11.11

Third Party Rights.

The NIMS Insurer and the Swap Provider shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

IN WITNESS WHEREOF, the Depositor, the Trustee, the Trust Administrator, the Transferor, the Master Servicer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor

By:

       /s/ Sameer Tikoo_________________
Name: Sameer Tikoo
Title:   Associate Director

By:

       /s/ Peter Slagowitz_________________
Name: Peter Slagowitz
Title:   Managing Director

UBS REAL ESTATE SECURITIES INC., as Transferor

By:

       /s/ Sameer Tikoo_________________
Name: Sameer Tikoo
Title:   Associate Director

By:

       /s/ Peter Slagowitz_________________
Name: Peter Slagowitz
Title:   Managing Director

JPMORGAN CHASE BANK, N.A., as Trustee

By:

       /s/ Irene Siegal_________________
Name: Irene Siegal
Title:   Vice President

WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian

By:

       /s/ Graham M. Oglesby________________
Name: Graham M. Oglesby
Title:   Assistant Vice President

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Sameer Tikoo known to me to be an Associate Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Andrea Clisura____________
Notary Public

[SEAL]

My commission expires:

_____August 29, 2009________________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Andrea Clisura____________
Notary Public

[SEAL]

My commission expires:

_____August 29, 2009________________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Sameer Tikoo known to me to be an Associate Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Andrea Clisura____________
Notary Public

[SEAL]

My commission expires:

_____August 29, 2009________________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Andrea Clisura____________
Notary Public

[SEAL]

My commission expires:

_____August 29, 2009________________

STATE OF MARYLAND

)

)

ss.:

COUNTY OF BALTIMORE

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Graham M. Oglesby known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Darron C. Woodus____________
Notary Public

[SEAL]

My commission expires:

_____December 6, 2008________________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF KINGS

)

On the 29th day of December, 2005 before me, a notary public in and for said State, personally appeared Irene Siegel known to me to be a Vice President of JPMorgan Chase Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____/s/ Rosita Walters____________
Notary Public

[SEAL]

My commission expires:

_____October 2, 2006________________

SCHEDULE I
Mortgage Loan Schedule

SCHEDULE II
MASTR Adjustable Rate Mortgages Trust 2005-8
Mortgage Pass-Through Certificates
Series 2005-8

Representations and Warranties as to the Mortgage Loans

UBS Real Estate Securities Inc. (the “Transferor”) hereby makes with respect to those Mortgage Loans sold by it to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the following representations and warranties as of the Closing Date or, if so specified herein, as of the Cut-off Date.

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(ii)

With respect to a Mortgage Loan that is not a Co-op Mortgage Loan, the Mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.  With respect to a Mortgage Loan that is a Co-op Mortgage Loan, the Mortgage creates a second lien or a second priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(iii)

All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date (other than with respect to approximately 1.38% of the Mortgage Loans which, as of the Cut-Off Date, were 30 days or more past due in the payment of scheduled principal and interest);

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

(vi)

To the best of the Transferor’s knowledge, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in this Agreement. All such standard hazard policies are in full force and effect.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in this Agreement.  Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all applicable predatory and abusive lending laws applicable to the Mortgage Loan and related Prepayment Penalty, if any, have been complied with in all material respects;

(ix)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(x)

The related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Mortgage Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the second lien of the Mortgage subject only to (1) the related first lien, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Transferor has the full right to sell and assign the same to the Purchaser;

(xi)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Transferor or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xii)

Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Transferor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xiii)

Each Mortgage Loan that is not a Co-op Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)(1), (2), (3) and (4) above) the Transferor, its successors and assigns, as to the second priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Transferor, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xiv)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Transferor nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(xv)

To the best of the Transferor’s knowledge, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xvi)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xvii)

The Mortgage Loan complies with all the terms, conditions and requirements of the Transferor’s Underwriting Standards in effect at the time of origination of such Mortgage Loan.  The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac;

(xviii)

The Transferor represents that the Mortgaged Property is not subject to any material damage by waste, fire, wildfire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and   there are no such proceedings scheduled to commence at a future date;

(xix)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

(xx)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(xxi)

The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(xxii)

At the time the Mortgage Loan was originated, the Mortgagor was not bankrupt or insolvent;

(xxiii)

The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least five (5) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

(xxiv)

As to Mortgage Loans that are not Co-op Mortgage Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

(xxv)

With respect to each Mortgage Loan that contains a Prepayment Penalty, the information in Schedule V attached hereto is complete, true and correct in all material respects at the date or dates respecting with such information is furnished and to the knowledge of the Transferor, such Prepayment Penalty is permitted pursuant to federal, state and local law and enforceable in accordance with its terms upon the Mortgagor’s full and voluntary Principal Prepayment (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally; (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof) under applicable law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated.  Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty will not exceed the maximum amount permitted under applicable law;

(xxvi)

As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xxvii)

To the best of the Transferor’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(xxviii)

Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

(xxix)

With respect to each Co-op Mortgage Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the cooperative shares relating to each Co-op Mortgage Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Mortgage Loan), which have priority over the Transferor’s security interest in such cooperative shares;

(xxx)

With respect to each Co-op Mortgage Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Mortgage Loan;

(xxxi)

With respect to each Co-op Mortgage Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(xxxii)

With respect to each Co-op Mortgage Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

(xxxiii)

The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(xxxiv)

With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; and (x) the Purchaser has the right to cure defaults on the ground lease;

(xxxv)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xxxvi)

No Mortgage Loan has a Loan-to-Value Ratio in excess of 100%;

(xxxvii)

Either (a) no consent for the second lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

(xxxviii)

To the best of the knowledge of the Transferor’s knowledge, the Transferor has not received notice of:  (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

(xxxix)

Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the senior lienholder under the related first lien, and the original lender has notified any senior lienholder in writing of the existence of the second lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

(xl)

No Mortgage Loan is a “home equity line of credit”;

(xli)

As of the Closing Date, the Transferor has not received a notice of default of a first lien which has not been cured;

(xlii)

None of the Mortgage Loans are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” or similarly classified loan under any other applicable state, federal or local law;

(xliii)

No Mortgage Loan is a “High Cost Mortgage Loan” or “Covered Mortgage Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

(xliv)

The Depositor does not intend that any mortgage loan be included in the Trust Fund that is (i) a "High-Cost Home Mortgage Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Mortgage Loan" as defined in the New Mexico Home Mortgage Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004, (iv) a "High-Cost Home Mortgage Loan" as defined in the Indiana High Cost Home Mortgage Loan Law effective January 1, 2005 or (v) a “High Risk Home Mortgage Loan” as defined in the Illinois High Risk Home Mortgage Loan Act effective January 1, 2004;

(xlv)

With respect to any Mortgage Loan originated on or after
August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(xlvi)

None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;

(xlvii)

No Mortgage Loan originated or modified on or after October 1, 2002 and prior to March 7, 2003 is secured by a Mortgaged Property in the State of Georgia; and

(xlviii)

No Mortgage Loan will have a Credit Score (as of the date of such Credit Scores) less than 620.

SCHEDULE III

INTEREST RATE SWAP SCHEDULE

Distribution Date	Base Calculation Amount ($)	Fixed Swap Payment ($)
January 25, 2006	5,944,908.25	1,889,159.73
February 25, 2006	5,727,338.60	2,100,024.15
March 25, 2006	5,514,877.62	2,022,121.79
April 25, 2006	5,269,530.00	1,932,161.00
May 25, 2006	5,037,916.13	1,847,235.91
June 25, 2006	4,818,392.11	1,766,743.77
July 25, 2006	4,609,603.91	1,690,188.10
August 25, 2006	4,410,435.41	1,617,159.65
September 25, 2006	4,219,965.67	1,547,320.74
October 25, 2006	4,037,433.62	1,480,392.33
November 25, 2006	3,862,208.97	1,416,143.29
December 25, 2006	3,693,768.22	1,354,381.68
January 25, 2007	3,531,674.92	1,294,947.47
February 25, 2007	3,375,563.42	1,237,706.59
March 25, 2007	3,225,125.50	1,182,546.02
April 25, 2007	3,080,099.37	1,129,369.77
May 25, 2007	2,940,260.66	1,078,095.57
June 25, 2007	2,805,239.54	1,028,587.83
July 25, 2007	2,674,634.17	980,699.19
August 25, 2007	2,548,500.01	934,450.00
September 25, 2007	2,427,159.56	889,958.50
October 25, 2007	2,310,431.87	847,158.35
November 25, 2007	2,198,155.61	805,990.39
December 25, 2007	2,090,184.56	766,401.01
January 25, 2008	1,986,385.09	728,341.20
February 25, 2008	1,886,633.31	691,765.55
March 25, 2008	1,790,813.01	656,631.44
April 25, 2008	1,698,470.68	622,772.58
May 25, 2008	1,609,943.46	590,312.60
June 25, 2008	1,524,875.11	559,120.87
July 25, 2008	1,443,186.09	529,168.23
August 25, 2008	1,365,053.55	500,519.64
September 25, 2008	1,290,393.50	473,144.29
October 25, 2008	1,218,584.45	446,814.30
November 25, 2008	1,150,141.93	421,718.71
December 25, 2008	1,084,921.79	397,804.66
January 25, 2009	1,022,790.53	375,023.20
February 25, 2009	963,623.50	353,328.62
March 25, 2009	907,303.41	332,677.92
April 25, 2009	853,719.24	313,030.39
May 25, 2009	802,765.03	294,347.18
June 25, 2009	754,339.39	276,591.11
July 25, 2009	708,344.81	259,726.43
August 25, 2009	664,687.14	243,718.62
September 25, 2009	623,275.25	228,534.26
October 25, 2009	584,020.74	214,140.94
November 25, 2009	546,837.69	200,507.15
December 25, 2009	511,642.53	187,602.26
January 25, 2010	478,308.48	175,379.78
February 25, 2010	446,814.40	163,831.95
March 25, 2010	417,028.80	152,910.56
April 25, 2010	388,940.36	142,611.46
May 25, 2010	362,327.12	132,853.28
June 25, 2010	337,152.22	123,622.48
July 25, 2010	313,370.72	114,902.60
August 25, 2010	291,071.13	106,726.08
September 25, 2010	270,188.60	99,069.15
October 25, 2010	250,579.64	91,879.20
November 25, 2010	232,175.73	85,131.10
December 25, 2010	210,590.64	77,216.57

SCHEDULE IV

CAP CONTRACT SCHEDULE

Distribution Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Ceiling Rate (%)
November 25, 2007	3,970,561.07	7.4708	7.6377
December 25, 2007	3,898,367.50	7.4921	7.6421
January 25, 2008	3,827,509.51	7.3374	7.6032
February 25, 2008	3,757,962.43	7.2703	7.5807
March 25, 2008	3,689,702.69	7.4801	7.6301
April 25, 2008	3,622,687.38	7.1630	7.5376
May 25, 2008	3,556,912.17	7.2473	7.5184
June 25, 2008	3,492,358.24	7.0595	7.5016
July 25, 2008	3,428,987.50	7.1475	7.4879
August 25, 2008	3,366,789.60	6.9506	7.4779
September 25, 2008	3,305,742.75	6.8989	7.4723
October 25, 2008	3,245,825.79	7.0085	7.4717
November 25, 2008	3,187,017.82	6.8156	7.4767
December 25, 2008	3,129,298.80	6.9298	7.4881
January 25, 2009	3,072,648.15	6.7382	7.5052
February 25, 2009	3,017,046.11	6.7001	7.5231
March 25, 2009	2,960,526.24	7.1925	7.5389
April 25, 2009	2,904,911.74	6.6400	7.5539
May 25, 2009	2,850,326.65	6.7742	7.5678
June 25, 2009	2,796,754.34	6.5797	7.5807
July 25, 2009	2,744,176.06	6.7146	7.5922
August 25, 2009	2,692,570.96	6.5119	7.6022
September 25, 2009	2,641,921.12	6.4808	7.6105
October 25, 2009	2,592,208.82	6.6218	7.6168
November 25, 2009	2,543,416.72	6.4155	7.6211
December 25, 2009	2,495,527.86	6.5697	7.6231
January 25, 2010	2,448,529.50	6.3611	7.6231
February 25, 2010	2,402,401.11	6.3412	7.6228
March 25, 2010	2,357,131.49	6.9047	7.6227
April 25, 2010	2,312,702.18	6.3172	7.6228
May 25, 2010	2,269,084.78	6.5130	7.6232
June 25, 2010	2,226,254.07	6.3449	7.6239
July 25, 2010	2,184,203.76	6.5169	7.6249
August 25, 2010	2,142,932.12	6.3028	7.6263
September 25, 2010	2,102,424.94	6.2963	7.6281
October 25, 2010	2,062,579.67	6.5302	7.6304
November 25, 2010	2,023,481.99	7.4537	7.6331
December 25, 2010	1,985,132.18	7.6689	10.2000
January 25, 2011	1,947,493.13	7.4113	10.2000
February 25, 2011	1,910,551.64	7.1009	10.2000
March 25, 2011	1,874,296.13	7.9146	10.2000
April 25, 2011	1,838,712.95	7.1086	10.2000
May 25, 2011	1,803,789.42	7.3840	10.2000
June 25, 2011	1,769,517.22	7.1350	10.2000
July 25, 2011	1,735,880.38	7.3911	10.2000
August 25, 2011	1,702,867.02	7.1413	10.2000
September 25, 2011	1,670,465.60	7.1456	10.2000
October 25, 2011	1,638,664.99	7.4026	10.2000
November 25, 2011	1,607,453.96	7.1570	10.2000
December 25, 2011	1,576,821.59	7.4141	10.2000
January 25, 2012	1,546,757.13	7.1639	10.2000
February 25, 2012	1,517,250.05	7.1674	10.2000
March 25, 2012	1,488,290.04	7.6970	10.2000
April 25, 2012	1,459,867.09	7.1752	10.2000
May 25, 2012	1,431,971.19	7.4893	10.2000
June 25, 2012	1,404,579.02	7.2845	10.2000
July 25, 2012	1,377,683.87	7.5502	10.2000
August 25, 2012	1,351,287.06	7.3015	10.2000
September 25, 2012	1,325,380.02	7.3059	10.2000
October 25, 2012	1,299,953.69	7.5687	10.2000
November 25, 2012	1,274,999.18	8.8027	10.2000
December 25, 2012	1,250,106.47	9.2916	10.2000

SCHEDULE V

Class P Prepayment Charges Mortgage Loan Schedule